As filed with the U.S. Securities and Exchange Commission on March __, 1999.

SECURITIES ACT FILE NO. 33-___
INVESTMENT COMPANY ACT FILE NO. 811-4504

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      | X |
Pre-Effective Amendment No.                         | _ |
Post-Effective Amendment No.                        |  _ |
and/or
REGSITRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 | _ | Amendment No. 29 | X |
(Check appropriate box or boxes)


____________________
EMERGING MARKETS GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Charter)
11100 Santa Monica Blvd., 15/th/ Floor,
Los Angeles, California 90025-3384
(Address of Principal Executive Offices)
Registrant's Telephone Number, including Area Code:
(310) 996-6000


____________________
Roberta A. Conroy, Esq.
Senior Vice President and Secretary
Emerging Markets Growth Fund, Inc.
11100 Santa Monica Blvd., 15th Floor
Los Angeles, California 90025-3384
(Name and Address of Agent of Service of Process)


____________________
Copies of Communications to:
Robert W. Helm, Esq.
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Registrant hereby elects to register an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant has previously registered shares on Form N-2, File No. __, any of which that remain unsold as of this date the Registrant would offer and sell prior to its reliance on Rule 24f-2 under the Investment Company Act of 1940.

PROSPECTUS AND STATEMENT
OF ADDITIONAL INFORMATION RELATING TO
THE EMERGING MARKETS GROWTH FUND, INC.
CROSS REFERENCE SHEET



Items Required By Form N-1A



Item          Prospectus Caption
Number
in Part
A



1.            Front Cover Page; Back Cover Page

2.            Investment Objective; Principal Investment
              Strategies; Principal Risks of Investing with the
              Fund; Past Performance

3.            Fees and Expenses

4.            Investment Objective; Principal Investment
              Strategies

5.            See Annual Reports

6.            The Fund and Its Management; Restrictions on
              Transfer

7.            Pricing of Fund Shares; How to Purchase Shares;
              Dividends, Distributions and Tax Consequences

8.            Not Applicable

9.            Financial Highlights

Item          Statement of Additional Information Caption
Number
in Part
B

10.           Cover Page and Table of Contents

11.           Fund History

12.           Fundamental Investment Policies and Restrictions;
              Certain Non-Fundamental Policies; Risk Factors and
              Other Considerations; Additional Investment
              Strategies; Risk Factors Associated With Additional
              Investment Strategies; Portfolio Turnover

13.           Management

14.           Principal Shareholders

15.           Investment Advisory and Other Services

16.           Portfolio Transactions and Brokerage

17.           Capital Stock

18.           Purchase, Redemption and Pricing of Shares

19.           Taxation of the Fund

20.           Not Applicable

21.           Performance Information

22.           Financial Statements







EMERGING MARKETS GROWTH FUND, INC.
11100 Santa Monica Boulevard
Los Angeles, California 90025-3384

                            PROSPECTUS
                            ______, 1999

EMERGING MARKETS GROWTH FUND, INC. (THE "FUND") IS AN OPEN-END INTERVAL FUND. THE FUND ACCEPTS REDEMPTION REQUESTS ON OR BEFORE THE CLOSE OF BUSINESS ON THE FIRST BUSINESS DAY OF EACH MONTH (THE "REDEMPTION REQUEST DEADLINE"). ANY REDEMPTION REQUEST RECEIVED DURING THE COURSE OF ANY CALENDAR MONTH WILL BE EFFECTIVE AS OF THE NEXT REDEMPTION REQUEST DEADLINE. REDEMPTION REQUESTS RECEIVED PRIOR TO A REDEMPTION REQUEST DEADLINE ARE REVOCABLE UNTIL THE REDEMPTION REQUEST DEADLINE. ON THE REDEMPTION REQUEST DEADLINE, THE REDEMPTION REQUEST BECOMES IRREVOCABLE. THE FUND WILL PRICE SHARES FOR REDEMPTION AS OF 4:00 P.M. NEW YORK TIME ON THE LAST BUSINESS DAY OF THE MONTH (THE "REDEMPTION PRICING DATE"). THE FUND WILL PAY THE PROCEEDS OF REDEMPTION REQUESTS WITHIN SEVEN (7) CALENDAR DAYS AFTER THE REDEMPTION PRICING DATE (THE "REDEMPTION PAYMENT DATE").

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL GROWTH BY INVESTING PRINCIPALLY IN EQUITY SECURITIES OF ISSUERS IN DEVELOPING COUNTRIES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER AND SALE IS NOT PERMITTED.


              EMERGING MARKETS GROWTH FUND, INC.

TABLE OF CONTENTS

THE FUND                                                      3
INVESTMENT OBJECTIVE                                          3
PRINCIPAL INVESTMENT STRATEGIES                               3
PRINCIPAL RISKS OF INVESTING WITH THE FUND                    4
PAST PERFORMANCE                                              5
FEES AND EXPENSES                                             6
FINANCIAL HIGHLIGHTS                                          8
WHO MAY INVEST IN THE FUND                                    9
RESTRICTIONS ON TRANSFERS                                     9
MANAGEMENT                                                    9
 INVESTMENT ADVISER                                           9
 PORTFOLIO MANAGEMENT                                         10
 YEAR 2000                                                    12
PRICING OF FUND SHARES                                        12
HOW TO PURCHASE SHARES                                        12
HOW TO REDEEM SHARES                                          14
 REDEMPTION POLICY                                            14
 REDEMPTION PROCEDURE                                         15
 MANDATORY REDEMPTION                                         15
DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES                 15
 DIVIDENDS AND DISTRIBUTIONS                                  15
 TAX CONSEQUENCES                                             16
MORE INFORMATION ABOUT THE FUND                               16


                                   THE FUND

 Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its structure to that of an open-end interval investment company ("open-end interval fund") on [July 1], 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's pursuit of its investment objective. YOU SHOULD NOTE, HOWEVER, THAT THE FUND IS NOT A TYPICAL OPEN-END INVESTMENT COMPANY, OR MUTUAL FUND, THAT REDEEMS ITS SHARES ON A DAILY BASIS. INSTEAD, THE FUND REDEEMS ITS SHARES AT MONTHLY INTERVALS, AS DESCRIBED MORE FULLY BELOW IN "HOW TO REDEEM SHARES."

 The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                              INVESTMENT OBJECTIVE

 The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries. A security of an issuer that is domiciled and has its principal place of business in a country which is generally considered to be a developing country by the international financial community is referred to throughout this prospectus as a "developing country security."

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund invests principally in:

- developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets");

- securities listed or traded in the form of Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts;

- securities of issuers that are not domiciled or do not have their principal place of business in developing countries, but that have substantial assets in developing countries, or derive or expect to derive a substantial proportion of their total revenue from goods or services produced in or sales made in developing countries; and

- with respect to no more than 15% of the Fund's total assets, fixed income securities of emerging market governments and corporations.

 The following countries are considered currently by the Fund's Board of Directors to be Qualified Markets:

 Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

 In determining whether to approve markets for investment, the Board of Directors will take into account such considerations as:

    - market liquidity;
    - the availability of information about the market; and
    - the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

 In order to attempt to manage certain risks associated with investing in developing countries, or in order to attempt to increase portfolio returns, the Fund may, but is not required to, enter into transactions in derivative instruments.

     These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. The decision to utilize any derivative instrument will depend on consideration of a number of factors, including the cost of entering into a particular derivative transaction relative to the likely benefit to be obtained, and is solely within the discretion of the Adviser. The Fund is not obligated to utilize any derivative instrument.

                  PRINCIPAL RISKS OF INVESTING WITH THE FUND

 An investment in the Fund is subject to market risk, which is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. In addition, you should be aware that investing in developing country securities involves certain special risks and considerations. These risks and considerations include:

- restrictions placed by the government of a developing country with respect to investment, exchange controls, and repatriation of the proceeds of investment in that country;

- potential fluctuation of a developing country's currency against the U.S. dollar;

- potential unusual price volatility in a developing country's securities markets;

- government involvement in the private sector, including government ownership of companies in which the Fund may invest;

- limited information about a developing market;

- high levels of tax levied by developing countries on dividends, interest and capital gains;

- the potential that securities purchased by the Fund may be fraudulent or counterfeit;

- risks related to the documentation, liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law;

- settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests;

- the possibility of nationalization, expropriation or confiscatory taxation;

- favorable or unfavorable differences between individual foreign economies and the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position;

- additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in the U.S. markets;

- greater social, economic and political instability (including the risk of war);

- lack of availability of currency hedging or other risk management techniques in certain developing countries;

- the fact that companies in developing countries may be newly organized and may be smaller and less well seasoned;

- differences in accounting, auditing and financial reporting standards;

- the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and

- limitations on obtaining and enforcing judgments against non-U.S. residents;

 Although some or all of these considerations may also be relevant to the investments in securities of issuers located in the U.S. or other developed countries, they are present to a greater degree in the countries in which the Fund invests. In light of these risks, you should be aware that you may lose money investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time.

                                PAST PERFORMANCE

  The tables below show the Fund's annual returns and its long-term performance. The first table shows how the Fund's performance has changed from year to year. The second table shows the Fund's average annual returns for 1, 5 and 10 years. These performance numbers are compared with the Morgan Stanley Capital International Emerging Markets Free Index, a broad measure of market performance for investment companies that invest in developing markets.

  You should note that prior to July 1, 1999, the Fund operated as a closed-end investment company. All performance information shown below for the Fund reflects the historical expense levels of the Fund as a closed-end investment company. After its conversion to an open-end interval fund, the Fund may experience monthly redemption activity, with resulting variations in expense levels which may have an adverse effect on its performance.
AS WITH ANY INVESTMENT COMPANY, PAST PERFORMANCE SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE RESULTS.


                              ANNUAL TOTAL RETURN
                              [insert bar chart]
89
90
91
92
93
94
95
96
97
98

Best Quarter      27.95%        Period Ending December 31, 1993
Worst Quarter    (21.89%)       Period Ending September 30, 1998

* The Fund's total return for the period January 1, 1999 to March 31, 1999 is:
____ %



AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING DECEMBER 31, 1998

                     1 Year               5 Year               10 Year

EMGF                 (24.88%)             (2.61%)              17.24%

MSCI Emerging                             (9.27%)              10.95%
Markets Free Index   (25.34%)


  FEES AND EXPENSES

 The following table describes the fees and expenses incurred by the Fund for management of its assets for the fiscal year ended June 30, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)*

Maximum Sales Charge Imposed on Purchases                          None

Maximum Deferred Sales Charge                                      None

Maximum Sales Charge Imposed on Reinvested Dividends               None

Redemption and Exchange Fee                                        None

Maximum Account Fee                                                None



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)*

Management Fees                                                    .62%

Distribution Fees                                                  None

Other Expenses                                                     .15%

Total Annual Fund Operating Expenses                               .77%


_________________

* Note that the fees and expenses shown above are based on historical data (I.E., from the most recent fiscal year). During the most recent fiscal year and up until June 30, 1999, the Fund operated as a closed-end investment management company.


EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that:

- You invest $100,000 in the Fund for the time periods indicated
- You redeem all of your shares at the end of each period
- Your investment has a 5% return each year, and
- the Fund's operating expenses remain the same.

 Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NUMBER OF YEARS         1 year       3 years      5 years        10 years

                         $809        $2,529       $4,396         $9,794


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to July 1, 1999, the Fund operated as closed-end investment company; the data in the table below reflects the Fund's operations as a closed-end investment company. The information for the five years ended June 30, 1998, has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.

Per-Share Data and Ratios

                                          07/01/98*

                                          through        Years Ended June 30

                                          12/31/98       1998         1997       1996         1995         1994

Net Asset Value, Beginning                $46.05         $70.87       $57.57     $52.36       $58.75       $44.95
of Period

Income from Investment
Operations:

Net investment income                     0.70           1.56         1.61       1.30         .87          .53

Net realized and unrealized               (6.20)         (20.69)      14.51      6.49         (.79)        15.29
gain (loss) on
investments before non-U.S.
taxes

Non-U.S. taxes                            --             .05          (.01)      (.01)        (.03)        (.39)

Total income from                         (5.50)         (19.08)      16.11      7.78         .05          15.43
investment operations



LESS DISTRIBUTIONS:

Dividends from net investment             ---            (2.36)       (1.79)     (1.30)       (.63)        (.49)
income

Distributions from net realized           ---            (3.38)       (1.02)     (1.27)       (5.81)       (1.14)
gain

Total distributions                       ---            (5.74)       (2.81)     (2.57)       (6.44)       (1.63)

Net Asset Value, End of Year              44.55          $46.05       $70.87     $57.57       $52.36       $58.75

Total Return                              (11.94)        (27.56)%     29.17%     15.49%       (1.22)%      34.33%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in               12,798         $12,364      $13,584    $8,451       $5,572       $4,170
millions)

Ratio of expenses to average net             0.37%       .76%         .78%       .84%         .91%         1.00%
assets

Ratio of expenses and non-U.S.            0.37%          .80%         .78%       .85%         .94%         1.04%
taxes to
average net assets/1/

Ratio of net income to average net        1.36%          2.58%        2.74%      2.54%        1.70%        .91%
assets

Portfolio turnover rate                   10.97%         23.41%       23.75%     17.78%       23.75%       18.13%


/1/ The ratio of expenses and non-U.S. taxes to average net assets may be higher in some years than the ratio of expenses to average net assets (excluding non-U.S. taxes). This difference may be attributable to fluctuations in the amount of non-U.S. taxes payable by the Fund. These amounts may fluctuate based upon the taxation policies of the governments of countries in which the Fund invests. Increased non-U.S. taxes may cause the Fund to bear higher expenses in certain years.


                           WHO MAY INVEST IN THE FUND

 The Fund is designed for institutional investors and other "qualified purchasers" that seek to achieve international diversification by investing in developing country securities. Given the risks of investing in developing country securities, the Fund has established suitability standards that require investors to meet strict minimum qualifications in order to invest in the Fund. If you are a natural person, in order to be considered a qualified purchaser for purposes of making an initial investment in shares of the Fund, you must generally own at least $5 million in investments. If you are an institution, in order to be considered a qualified purchaser for purposes of making an initial investment in the Fund, you must own, or manage on behalf of others, at least $25 million in investments.

 These suitability standards are stricter than those that were imposed prior to January 1, 1999. If you were a shareholder of the Fund prior to January 1, 1999, however, you may invest in additional shares of the Fund, even though you do not meet the new suitability requirements that are described above. Prior to January 1, 1999, the Fund's suitability standards required that each investor that was a "company" (as that term is defined in the 1940 Act) have total assets in excess of U.S. $5 million, and that each prospective investor that was a natural person be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933. Existing shareholders that held shares of the Fund prior to January 1, 1999, and that continue to meet the accredited investor standard are not required to meet the "qualified purchaser" standard in order to acquire additional shares of the Fund.

                           RESTRICTIONS ON TRANSFERS

 In order to invest in the Fund, in addition to the qualifications listed above, you also must agree that you will not transfer any of the Fund's shares to another party who does not meet these minimum qualifications. These transfer restrictions apply even if you hold shares of the Fund currently, but do not meet the more strict suitability requirements. The Fund will enforce these transfer restrictions, and any transfer carried out in violation of these restrictions will be void.

                                  MANAGEMENT

INVESTMENT ADVISER

  The Fund's investment adviser (the "Manager") is Capital International, Inc., whose address is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns, directly or indirectly, all of the Manager's outstanding shares of common stock.

 The Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund and provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value ("NAV") of the Fund's shares as required; and supplies the Fund with office space.

  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. For the period ending June 30, 1998, the Fund paid to the Manager a fee equal to 0.63% of net assets of the Fund.

 PORTFOLIO MANAGEMENT

  The Manager uses a system of multiple portfolio counselors in managing assets. Under this system, the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio counselors for the Fund:

David I. Fisher

Mr. Fisher has served as a Director of the Manager since 1988, as a Vice Chairman since 1998, and served as President from 1988 to 1997. He also serves as Vice Chairman of the Board and a Director of the Fund. He is Chairman of the Board of Capital Group International, Inc., the Manager's immediate parent company. In addition, he served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board from 1991 to 1998, of The Capital Group Companies, Inc., the Manager's ultimate parent company. Mr. Fisher joined the Capital organization in 1969. Mr. Fisher has served as lead portfolio counselor for the Fund since the Fund's inception in 1986. He has investment management responsibilities for international and global accounts, as well as emerging markets.

Koenraad Foulon

Mr. Foulon has served as a Director and Senior Vice President of the Manager since 1997. In addition, he has served as a Senior Vice President for Capital International Limited, the Manager's London-based affiliate, since 1996, and for Capital International, S.A., the Manager's Geneva-based affiliate, since 1994. He has also served as a Vice President for Capital Research International, an international research affiliate of the Manager, since 1992. Mr. Foulon's primary responsibility is portfolio management for Europe, global emerging markets and private equity. He has served as a portfolio manager for the Fund since 1994. Mr. Foulon joined the Capital organization in 1990.

Hartmut Giesecke

Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund. He has also served as Senior Vice President and a Director of Capital International Research, Inc. since 1985, and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972. Mr. Giesecke has served as a portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Victor D. Kohn

Mr. Kohn has served as a Senior Vice President and Director of the Manager since 1997 and served as a Vice President of the Manager from 1992 to 1997.
He has also served as a Vice President of the Fund since 1996. In addition, he has served as Executive Vice President and a Director of Capital International Research, Inc. from 1995 to 1998, and as a portfolio manager for the Fund since 1994. Mr. Kohn joined the Capital organization in 1986.

Nancy J. Kyle

Ms. Kyle has served as a Senior Vice President, a Director and an international
portfolio manager of Capital Guardian Trust Company ("CGTC") since 1992.   She
has served as a portfolio manager for the Fund since 1994 and as a Vice President of the Fund since 1996. She is also responsible for the coordination of asset allocation decisions for global balanced portfolios at CGTC. Prior to joining the Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment Management Inc. where she was head of the international equity business in the U.S. and chief international equity strategist.

Shaw B. Wagener

Mr. Wagener has served as a Director of the Manager since 1991 and as President of the Manager since 1998. He served as an Executive Vice President of the Manager from 1993 to 1997. He is also an Executive Vice President and a Director of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio counselor investing in Latin American equity and fixed income securities. He joined the Capital organization 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.

Thomas Wolf

Mr. Wolf has served as a Vice President and a portfolio manager for the Manager since 1995, for Capital International Limited since 1993, and for Capital International, S.A. since 1994. He has also served as a portfolio manager for the Fund since 1994. Prior to joining the Capital organization, Mr. Wolf served as a vice president and portfolio manager with Pictet International Ltd. in London from 1987 to 1993.


YEAR 2000

     The date-related computer issue known as the "Year 2000" problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. The Fund understands, however, that the Fund's key service providers - including the Manager and its affiliates - are taking steps to address this issue. The Year 2000 problem may, however, adversely affect the issuers and markets in which the Fund invests. Issuers may incur substantial costs to address the Year 2000 problem. These issuers may also suffer losses caused by corporate and governmental data processing errors. Emerging markets and financial intermediaries in those markets may experience operating difficulties which may adversely affect the ability of the Fund to clear and settle securities transactions. The Fund and its Manager will continue to monitor developments relating to this issue.

                             PRICING OF FUND SHARES

 The Fund calculates its share price, also called net asset value or NAV, as of 4:00 p.m. New York time (which is the normal close of trading on the New York Stock Exchange), on the last business day of each week, on the last business day of each month, and on such other days as the Board of Directors may determine. The Fund will not determine NAV on any day during which the New York Stock Exchange has been closed for trading. If a market price for a particular security is not available, the Fund will determine the appropriate price for the security.

                             HOW TO PURCHASE SHARES

 The Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently, the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. The current authorization for the issuance of Shares imposes a limitation on the number of Shares that may be sold by the Fund in any one fiscal year. This limitation is 25% of the outstanding and subscribed/reserved Shares as of the prior fiscal year-end.
The 90% invested and 25% maximum offering limitations may be modified at any time by the Board of Directors of the Fund.

  You may purchase shares by calling the Fund at (310) 996-6000, or by facsimile at (310) 996-6200. The minimum initial purchase for both
institutions and natural persons is $100,000.   Shares of the Fund are offered
for sale on the last business day of the week and on the last business day of the month. Although you may submit purchase orders on a daily basis, the Fund will not accept or price your order until the last business day of the week or the last business day of the month. Assuming the investor suitability and minimum purchase requirements are met and the order has been accepted, the price of shares will be the NAV per share next determined (on the last business day of each week and month). You do not pay any sales or distribution charges for purchasing shares of the Fund.

 Once the Fund receives your purchase order, the Fund will send a confirmation letter to you indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the NAV has been calculated, the Fund will notify you of the purchase price per share and total dollar amount of the purchase.

 Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer ("Settlement Date"). Payment for shares to be sold by the Fund may be wired using the following wiring instructions:

 Wire:
Emerging Markets Growth Fund, Inc.
c/o Wells Fargo Bank (ABA 121000248)
155 Fifth Street
San Francisco, California  94103

For credit to the account of:
American Funds Service Company
a/c #4600-076178
Emerging Markets Growth Fund, Inc.

Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to the following address:

          Capital International, Inc.
          Attn:  Abbe Shapiro
          11100 Santa Monica Blvd., 15th Floor
         Los Angeles, California  90025-3384

 In the unlikely event that the Fund receives your money prior to pricing your order, the Fund will hold that money on your behalf in an account that is maintained separately from any of the Fund's other accounts.

 In addition, at the sole discretion of the Manager, you may purchase shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. If you wish to purchase shares with securities, you should send your request by facsimile to the Fund at (310) 996-6200. The facsimile request should provide a list of all such securities and the amount of each security being offered in exchange for shares. The Fund may accept all, a portion, or none of the tendered securities. You will be notified by written communication within five business days as to whether the Fund will issue shares in exchange for any of the tendered securities. If any tendered securities are accepted, you will receive shares based on the market value of the tendered securities and the NAV of the Fund's shares next determined after the decision has been made to accept securities in exchange for shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. You should consult with your own tax adviser on the consequences of exchanging securities for Fund shares.

 If you so request, the Fund will send you share certificates immediately following the date on which your payment for the shares has been received and accepted.

                              HOW TO REDEEM SHARES

REDEMPTION POLICY

 The Fund will accept your order to redeem shares on the first business day of each month until the close of business that day (5:00 p.m. Pacific Time) (the "Redemption Request Deadline"). You may submit a request for redemption of your shares at any time and withdraw a redemption request previously made prior to any Redemption Request Deadline. Any redemption request received during the course of any calendar month will be effective on the next Redemption Request Deadline.

 If the Fund receives your redemption request prior to a Redemption Request Deadline, you have until the next Redemption Request Deadline to withdraw that redemption request. Once the Fund accepts your redemption request, on the next Redemption Request Deadline, you may no longer withdraw that redemption request.

 The Fund will determine as of the close of business (4:00 p.m. New York time) on the last business day of the month ("Redemption Pricing Date") the price at which your shares will be redeemed. The Fund will pay proceeds of redemption requests within seven (7) calendar days after the Redemption Pricing Date (the "Redemption Payment Date").

 The Fund may, however, under certain circumstances declare the Redemption Pricing Date to be sooner than the last business day of the month, and accelerate the Redemption Payment Date so that it occurs within seven days of the Redemption Pricing Date. The Fund will only accelerate the Redemption Pricing Date and Redemption Payment Date if it determines that such action is in the best interests of the Fund's shareholders.

 The Fund may suspend the Redemption Pricing Date and the Redemption Payment Date during any period in which the New York Stock Exchange has been closed for trading, or trading on the Exchange has been restricted due to certain emergencies. The Fund may not otherwise modify this Redemption Policy unless it receives the approval of a majority of the Fund's shareholders and the SEC.

REDEMPTION PROCEDURE

 You can redeem all or part of your shares in the Fund by sending a written request for a check or wire representing the redemption proceeds to the following address:

Capital International, Inc.
Attn:  Abbe Shapiro
11100 Santa Monica Blvd., 15th Floor
Los Angeles, California 90025-3384

 There are no shareholder charges for redemptions.

MANDATORY REDEMPTION

 The sale of shares to persons not meeting the Fund's suitability standards are void and subject to mandatory redemption by the Fund.

                 DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

 The following information is meant to be a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state, local and foreign tax consequences to you of investing in the Fund.

DIVIDENDS AND DISTRIBUTIONS

 The Fund intends to distribute dividends and capital gains, if any, to you twice each year, usually in June and December. You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the Fund or you may elect to receive them in cash.

TAX CONSEQUENCES

 Dividends and capital gains are generally taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

 You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-US partnership and non-U.S. corporation shareholder accounts.

                        MORE INFORMATION ABOUT THE FUND

Additional information about the Fund is available free of charge upon request by dialing 1-800-811-_______.

INVESTMENT ADVISER                      ANNUAL/SEMI-ANNUAL REPORT
Capital International, Inc.             Additional information about the Fund's
11100 Santa Monica Blvd.                investments is available in the Fund's annual and
Los Angeles, California 90025-3384      semi-annual report to shareholders.  In the
CUSTODIAN                               Fund's annual report, you will find a discussion
The Chase Manhattan Bank                of the market conditions and investment
One Chase Manhattan Plaza               strategies that significantly affected the Fund's
New York, NY 10081                      performance during its last fiscal year.
DIVIDEND PAYING AND TRANSFER AGENT      STATEMENT OF ADDITIONAL INFORMATION ("SAI")
American Funds Service Company          The SAI provides more detailed information
135 South State College Blvd.           about the Fund, and is incorporated by reference
Brea, California  92821-5804            (legally considered part of this Prospectus).
LUXEMBOURG TRANSFER AGENT
Banque Internationale -Luxembourg S.A.


The Fund's SAI and Annual and Semi-annual Reports are also available from the SEC by:

- visiting the SEC public reference room (1-800-SEC-0330) in Washington D.C.
- sending a duplicating request with the appropriate duplicating fee to the SEC Public Reference Section, Washington D.C. 20549-6009
- viewing online or downloading text-only versions of the documents from the SEC Internet site at http://www.sec.gov
Registration No. 811-4692



                       EMERGING MARKETS GROWTH FUND, INC.


THIS STATEMENT OF ADDITIONAL INFORMATION DATED
__________, 1999, IS NOT A PROSPECTUS.  IT SHOULD
BE READ IN CONJUNCTION WITH THE PROSPECTUS OF
THE EMERGING MARKETS GROWTH FUND, INC. DATED
_________, 1999, WHICH MAY BE OBTAINED
FREE OF CHARGE UPON REQUEST TO THE
EMERGING MARKETS GROWTH FUND, INC.
11100 SANTA MONICA BOULEVARD
LOS ANGELES, CALIFORNIA  90025-3384
TELEPHONE 1-800-______

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER AND SALE IS NOT PERMITTED.

This Statement of Additional Information incorporates by reference financial statements of the Emerging Markets Growth Fund, Inc. from the Fund's most recent annual and semi-annual reports to shareholders. You can obtain copies of these reports by calling 1-800-_______ .


                               TABLE OF CONTENTS

                                                                 Page

FUND HISTORY                                                       1
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS                   1
CERTAIN NON-FUNDAMENTAL POLICIES                                   4
RISK FACTORS AND OTHER CONSIDERATIONS                              6
Investment and Repatriation Restrictions                           6
Currency Fluctuations                                              7
Potential Market Volatility                                        7
Government in the Private Sector                                   7
Investor Information                                               7
Taxation                                                           7
Litigation                                                         8
Fraudulent Securities                                              8
Loan Participations                                                8
Settlement Risks                                                   8
Russia                                                             9
ADDITIONAL INVESTMENT STRATEGIES                                   9
Currency Hedging Transactions                                      9
Options on Securities and Securities Indexes                       11
Other Financial Futures and Related Options                        11
Swap Agreements                                                    11
Equity Linked Notes                                                12
Temporary Defensive Strategy                                       13
RISK FACTORS ASSOCIATED WITH ADDITIONAL INVESTMENT STRATEGIES      13
Currency Hedging Transactions                                      13
Options on Securities and Securities Indexes                       14
Other Financial Futures and Related Options                        14
Swap Agreements                                                    15
Equity Linked Notes                                                15
PORTFOLIO TURNOVER                                                 16
MANAGEMENT                                                         16
The Board of Directors                                             16
COMPENSATION                                                       20
COMPENSATION TABLE                                                 21
PRINCIPAL SHAREHOLDERS                                             21
INVESTMENT ADVISORY AND OTHER SERVICES                             22
The Manager                                                        22
CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR     24
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                          24
PORTFOLIO TRANSACTIONS AND BROKERAGE                               24
CAPITAL STOCK                                                      25
PURCHASE AND PRICING OF SHARES                                     26
Purchasing Shares                                                  26
Pricing of Fund Shares                                             26
TAXATION OF THE FUND                                               27
Tax Consequences                                                   27
Distributions                                                      28
SALE OF SHARES                                                     29
FOREIGN WITHHOLDING TAXES                                          29
BACKUP WITHHOLDING                                                 30
FOREIGN SHAREHOLDERS                                               30
Currency Fluctuations -- "Section 988" Gains or Losses             31
Hedging Transactions                                               31
Constructive Sales                                                 33
Investment In Foreign Investment Companies                         33
PERFORMANCE INFORMATION                                            34
FINANCIAL STATEMENTS                                               35


                                       B-
                                  FUND HISTORY

 Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities. The Fund was originally organized as a closed-end investment company. The Fund converted its status to that of an open-end interval investment company ("open-end interval fund") effective ___________, 1999. As an open-end interval fund, the Fund offers its shareholders the opportunity to request the redemption of their shares on a monthly basis at net asset value, without undue disruption to the Fund's portfolio or interference with the Fund's investment objective.

 The Fund is designed for institutional investors and other "qualified purchasers" desiring to achieve international diversification by participating in the economies of various countries with developing, or "emerging" securities markets.

                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

  The Fund is a diversified, open-end interval fund. The Fund intends to achieve long-term capital growth through investment in developing country securities. As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding shares:

     1) invest in securities having unlimited liability;

     2) issue senior securities (except warrants issued to the Fund's Shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the 1940 Act), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and (b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

     3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

     4) make investments for the purpose of exercising control or management;

     5) engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

     6) purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

     7) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

     8) make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

     9)purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

 Moreover, as a fundamental policy, the Fund will maintain a portfolio of securities such that as of each day on which the Fund's assets are valued for purposes of calculating its net asset value, at least 85% of the Fund's assets will either: (a) mature by the next Redemption Payment Date; or (b) be capable of being sold between the Redemption Request Deadline and the Redemption Payment Date (as such terms are defined in the Prospectus) at approximately the price used in computing the Fund's net asset value. The Redemption Policy, as described in the Prospectus, also constitutes a fundamental policy of the Fund.

 In evaluating the liquidity of its portfolio, the Fund makes certain assumptions as to country, currency, and equity market strength, the availability of potential purchasers of particular securities the Fund may wish to sell, recent and longer term price performance of a security in a particular market, and other factors affecting supply and demand for a security that would influence the security's liquidity and price. In determining to seek Securities and Exchange Commission ("SEC") approval to operate as an open-end interval fund, the Fund further has considered the past behavior of its shareholders in terms of their sensitivity to changes in the net asset value of the Fund's shares and their desire to purchase additional shares or to sell their shares to third party purchasers during periods of price instability. Significant changes in any of these factors, both issuer-specific and those related more generally to the stability of a country's economy, currency or equity markets -- some of which may further affect shareholder decisions whether to purchase or redeem shares of the Fund -- could adversely affect the price at which the Fund was able to sell a particular security in its portfolio, with the result that the value received at the time of such sale would be less than the value of the security prior to the onset of the intervening events.

 In addition to the investment restrictions described above, the Fund is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

 These policies apply only at the time a transaction is entered into. Any subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

 With respect to item (iii) of investment restriction 6, it is the current position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

 For purposes of applying the terms of investment restrictions number 6 and 9, the Fund makes reasonable determinations as to the identity of individual issuers of securities in the Fund's portfolio, and as to whether the Fund has acquired an investment that would have the status of a "voting security" under U.S. law. Most issuers represented in the Fund's portfolio are organized under laws other than those of the United States, some of which may permit forms of organization and equity participation not common in the United States. Because of this, the Fund may be required to consider a number of factors in order to reach definitive conclusions as to who is the effective "issuer" of a security (and as to whether a security is a "voting security"). These factors may include the relative significance of legal rights and remedies that attached to an investment; whether the issuer operates alone or as part of a family of companies engaged in substantially the same or different lines of business; and, in the case of investments in pooled investment vehicles, whether a particular investment opportunity is offered by a single issuer or by multiple issuers, whether they operate under common control, and whether they have the same objectives and policies.

 Consistent with rules relating to the determination of beneficial ownership under the Securities Exchange Act of 1934, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6 and 9. With respect to the limits described in investment restrictions 6 and 9 above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

 The Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure." The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts.

 Moreover, the Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of liquid assets, or by maintenance of an appropriate offsetting position.

 Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                        CERTAIN NON-FUNDAMENTAL POLICIES

 The Fund invests principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("Qualified Markets"). These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDR's") or other types of depositary receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

 The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select Qualified Markets for primary investment by the Fund taking into account, among other factors, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. As of the date of this Statement of Additional Information, the markets in the following countries had been approved by the Board of Directors as Qualified Markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, the Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of Qualified Markets as additional markets are determined by the Board of Directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

 The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase): (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the fundamental restrictions to which the Fund is subject, the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

 The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

 The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long-and short-term debt instruments, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan particpations", which involve the purchase of a "portion" of one or more loans advanced by a render (such as a bank) to a corporate or sovereign borrower.

 The Fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. If the Fund invests in such investment companies, the Fund's Shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

 The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Board of Directors has recently approved a proposed investment by the Fund in a global private equity fund that has been organized by the Manager and for which investment an SEC exemptive order is being sought. There can be no assurance that this exemptive relief will be granted. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.

 The Fund may invest up to 35% of its assets in the securities of issuers in a single country. As of February 28,1999 the Fund had invested approximately 15.1% of its assets in Mexico and 10.6% of its assets in Brazil. Investors should be aware that, given the extent of the Fund's investment in Mexico and Brazil, adverse developments in either country could substantially affect the Fund's investment results.

                     RISK FACTORS AND OTHER CONSIDERATIONS

 The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

INVESTMENT AND REPATRIATION RESTRICTIONS

 A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

CURRENCY FLUCTUATIONS

 In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluation in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Additional Investment Strategies -- Currency Hedging Transactions."

POTENTIAL MARKET VOLATILITY

 Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

GOVERNMENT IN THE PRIVATE SECTOR

 Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund's investments.

INVESTOR INFORMATION

 The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

TAXATION

 Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high.
In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

LITIGATION

 The Fund and its Shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

FRAUDULENT SECURITIES

 It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

LOAN PARTICIPATIONS

 The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

SETTLEMENT RISKS

 Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. There can be no certainty, however, that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

RUSSIA

 The Russian market is one of the newer emerging markets, and in certain respects one of the least developed. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central despository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere oversight. The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations, however, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

 The Fund seeks, as feasible, to reduce these risks by careful management of its assets. There can be no assurance that these efforts will be successful.

                        ADDITIONAL INVESTMENT STRATEGIES

CURRENCY HEDGING TRANSACTIONS

 For the purpose of hedging currency exchange rate risk, the Fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

 A currency futures contract is a standardized contract for the future delivery of a specified amount of a currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

 At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options on currency futures contracts or currency options held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, or otherwise may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

 The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation with liquid assets in an amount sufficient to meet its obligations.

 Such transactions may also affect the character and timing of income, gain, or loss recognized by the Fund for U.S. federal income tax purposes.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

 The Fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

OTHER FINANCIAL FUTURES AND RELATED OPTIONS

 In addition to currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

 The Fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under "Currency Hedging Transactions").

SWAP AGREEMENTS

 The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

 The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will typically be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be a "senior security" for purposes of the Fund's investment restriction concerning senior securities.

 In a typical equity swap transaction involving a security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

EQUITY LINKED NOTES

 The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

 An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

 The ability of the Fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition subject to certain conditions.

TEMPORARY DEFENSIVE STRATEGY

  Pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, invest 100% of its assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of all such amounts to exceed 20% of its net assets under normal circumstances.

         RISK FACTORS ASSOCIATED WITH ADDITIONAL INVESTMENT STRATEGIES

CURRENCY HEDGING TRANSACTIONS

 The Fund intends to engage in currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, however, the Fund has engaged in a limited number of currency hedging transactions. It is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it were to attempt to do so, the Fund could not, through hedging transactions, eliminate all the risks of holding assets denominated in a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

 The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the Fund may be unable to close out a position.

 Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

OTHER FINANCIAL FUTURES AND RELATED OPTIONS

 Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

 Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have lengthy terms, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

 The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

 Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Manager to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (E.G., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

 As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

                               PORTFOLIO TURNOVER

 The Fund's portfolio turnover rates for the fiscal years ended June 30, 1998, 1997 and 1996 were 23.41%, 23.75% and 17.78%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.

 Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1998, 1997 and 1996 amounted to $24,494,308, $17,306,312 and $15,787,242, respectively.

                                   MANAGEMENT

THE BOARD OF DIRECTORS

 The Board of Directors, which is elected by the Shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The Bylaws of the Fund, as amended, (the "Bylaws") provide that Shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the 1940 Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the Shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

 While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the United States. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents: Khalil Foulathi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

 The name, address and principal occupation during the past five years and other information with respect to each of the Directors and Officers of the Fund are as follows:

NAME, ADDRESS AND AGE         POSITION WITH      PRINCIPAL OCCUPATION
                              REGISTRANT         DURING PAST FIVE YEARS

Robert E. Angelica            Director           President & Chief Investment
295 North Maple Avenue                           Officer, AT&T Investment
Room 7202M3                                      Management Corp.
Basking Ridge, NJ 07920-1002
Age:  52

Nancy Englander*              President and Director   Senior Vice President,
11100 Santa Monica Blvd.                               Capital International, Inc.
Los Angeles, CA  90025-3384
Age:  54

David I. Fisher*              Vice Chairman of the Board and Director   Chairman of the Board,
11100 Santa Monica Blvd.                                                Capital Group International,
Los Angeles, CA  90025-3384                                             Inc.
Age:  59

Khalil Foulathi               Director           Executive Director,
P.O. Box 3600                                    Abu Dhabi Investment Authority
Abu Dhabi, U.A.E.
Age:  47

Beverly L. Hamilton           Director           President, ARCO Investment
555 Flower Street, BOA 35107                      Management Company
Los Angeles, CA  90071-2203
Age:  53

Raymond Kanner                Director           Director, Global Equities,
3001 Summer Street                               IBM Retirement Funds
Stamford, CT 06905-4317                          (previously, Manager, IBM
Age: 45                                          Credit Corporation)

Marinus W. Keijzer            Director           Director, Investment Strategy, Pensioenfonds PGGM
Kroostweg-Noord 149
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  59

Hugh G. Lynch                 Director           Managing Director,
767 Fifth Avenue, 26th Floor                      International Investments,
New York, NY  10153-2697                         General Motors Investment
Age:  61                                         Management Corporation

Helmut Mader                  Director           Former Director,
Taunusanlage 12                                  Deutsche Bank AG
60325 Frankfurt
Germany
Age:  56

John G. McDonald              Director           The IBJ Professor of Finance,
Graduate School of Business                      Graduate School of Business,
Stanford University                              Stanford University
Stanford, CA  94305-1926
Age: 61

William Robinson              Director           Director, Deutsche Fund Management
38 Beatty Street                                 Limited, former Director, Aga Khan Fund for
Balgowlah Heights                                Economic Development
2093 NSW Australia
Age: 60

Patricia A. Small             Director           Treasurer,
1111 Broadway, Suite 1400                        The Regents of the University
Oakland, CA 94607-9828                           of California
Age:  53

Walter P. Stern*              Chairman of the Board and Director   Chairman of the Board,
630 Fifth Avenue                                                    Capital International, Inc.
New York, NY  10111-0121
Age:  70

Shaw B. Wagener*              Executive Vice President and Director   President  and Director, Capital
333 South Hope Street                                                 International, Inc.
Los Angeles, CA  90071-1447
Age: 39


OFFICERS (OTHER THAN DIRECTORS)

NAME, ADDRESS AND AGE         POSITION WITH      PRINCIPAL OCCUPATION
                              REGISTRANT         DURING PAST FIVE YEARS

Roberta A. Conroy             Senior Vice        Assistant General Counsel,
11100 Santa Monica            President and      The Capital Group
Blvd.                         Secretary          Companies, Inc.
Los Angeles, CA  90025-3384
Age:  44

Michael A. Felix              Vice               Senior Vice President
135 South State College       President          Capital International,
Blvd.                         and Treasurer      Inc.
Brea, CA  92821-5804
Age:  38

Hartmut Giesecke              Vice               Chairman and Director,
1 Raffles Place               President          Capital International K.K.
#24-00 OUB Centre                                and Senior  Vice President
Singapore  0104                                  and Director, Capital
Age:  61                                         International, Inc.

Peter C. Kelly                Vice               Senior Vice President and
11100 Santa Monica            President          Director, Capital
Blvd.                                            International, Inc.
Los Angeles, CA  90025-3384
Age:  40

Victor D. Kohn                Vice               Senior Vice President and
11100 Santa Monica            President          Director Capital
Blvd.                                            International, Inc.
Los Angeles, CA  90025-3384
Age:  41

Nancy J. Kyle                 Vice               Senior Vice President and
630 Fifth Avenue              President          Director Capital Guardian
New York, NY  10111-0121                         Trust Company
Age:  48

Abbe G. Shapiro               Vice               Vice President,  Capital
11100 Santa Monica            President          International, Inc.
Blvd.
Los Angeles, CA  90025-3384
Age:  39


 The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

* Interested persons within the definition of Section 2(a)(19) of the 1940 Act due to their affiliations with the Manager.

                                  COMPENSATION

 Effective [July 1], 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Nine Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

 For the fiscal year ended June 30, 1998, the Fund paid the following compensation to Directors of the Fund:

                      $0            $0                 $0               $155,250
John G. McDonald


 Professor McDonald received $155,250 in total compensation (all of which was voluntarily deferred compensation) from seven funds managed by an affiliate of Capital International, Inc. for the twelve month period ended June 30, 1998.

  The Fund has adopted a deferred compensation plan (the "Plan") that permits any director of the Fund who so elects to have all or any portion of payment of the director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the director. Compensation deferred under the Plan is credited to an account established in the name of each director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amount payable to the director, as adjusted for any such earnings, remains an obligation of the Fund.

                             PRINCIPAL SHAREHOLDERS

 The following table sets forth certain information regarding the beneficial ownership of Shares of common stock of the Shareholders that own beneficially more than 5% of the outstanding Shares of the Fund as of ________ , 1999:

                              BENEFICIAL OWNERSHIP

Name & Address                          Number         Percentage
                                        of Shares      of Outstanding
                                                       Common Stock

The Chase Manhattan Bank, N.A.          [________]     [______]
as Trustee for the General Motors
Employees Global Group Pension Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153


 The Directors and officers of the Fund own, in the aggregate, less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

 THE MANAGER

  The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. The Fund's Manager was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1447, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

  The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, Reno, San Francisco, Chicago, Atlanta, Washington, New York, Geneva, London, Hong Kong, Montreal, Toronto, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

  Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of Shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

  For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1998, 1997, and 1996 the management fees amounted to $84,252,000, $64,360,000 and $44,167,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities.

  The Agreement is effective for a two-year period from the date of shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding shares of the Fund. For this purpose, a majority vote of the outstanding shares of the Fund means the lesser of (a) 67% or more of the outstanding shares present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

 The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

 American Funds Service Company, 135 South State College Blvd., Brea, California 92821-5804, acts as the Fund's dividend paying agent, transfer agent and registrar for the Shares. The Fund's Luxembourg transfer agent is Banque Internationale - Luxembourg, S.A.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

 The accounting firm of PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1998 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

 Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

 In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

 Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund.
Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

  When the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

                                 CAPITAL STOCK

 The authorized capital stock of the Fund is 400,000,000 shares of common stock ($.01 par value). Shares of the Fund are fully paid and non-assessable. All shares of the Fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the Fund's transfer agent.

 Under Maryland law, and in accordance with the Bylaws of the Fund, the Fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Bylaws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the Bylaws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the Bylaws, the Fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

                         PURCHASE AND PRICING OF SHARES

PURCHASING SHARES

 The Prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "How to Purchase Shares" and "How to Redeem Shares."

 As disclosed in the Prospectus, at the sole discretion of the Manager, investors may purchase shares by tendering to the Fund developing country securities that are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders.

 The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

PRICING OF FUND SHARES

 The net asset value per share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Manager to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Fund's Shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

Net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per Share.

     The Fund will not price shares on any day on which the New York Stock Exchange is closed for trading.

                              TAXATION OF THE FUND

TAX CONSEQUENCES

 The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iii) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

 As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are generally subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of the excise tax, income and gains on which a Fund-level tax is imposed are considered to have been distributed if they are subject to tax in the taxable year ending in the calendar year for which the excise tax is determined. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. The Fund intends to make distributions as necessary to prevent application of the excise tax; however, any retention of capital gains could give rise to excise tax liability.

 The Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains, if any, and any applicable tax credits.

DISTRIBUTIONS

 The Fund may, from time to time, distribute dividends and realized net capital gains to you as long as you hold shares of the Fund. You may receive cash or, as permitted by the Board of Directors, you will be given the option to reinvest distributions in additional shares of the Fund. In any case, if you are permitted to choose between a cash dividend or a stock dividend, you will be required, before the declaration of any such dividend, to provide your election to the Fund in writing. If you receive a distribution in cash, it will be paid by check in U.S. Dollars, and mailed directly to your address of record by the Fund's dividend paying agent. No fees are charged in connection with a shareholder's election to receive a stock dividend or in connection with any other stock dividend.

 Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

 Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of whether they are paid in cash or reinvested in additional shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder with respect to the Fund shares.

SALE OF SHARES

 In general, upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, if the shareholder sells Fund shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES

 Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

 Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

 The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

 The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

 Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

 Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of whether they are paid in cash or reinvested in additional shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's income and the tax deemed paid by the shareholder with respect to the Fund shares.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

 Under the Code, the Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, including security purchases and sales, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his or her Fund shares, or, if no remaining basis, as gain from the sale of Fund shares.

HEDGING TRANSACTIONS

 The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

 In the case of Fund transactions involving many futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

 Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

 Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased by such hedging transactions.

CONSTRUCTIVE SALES

 Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

 The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

 The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge, as if the tax had been payable in such prior taxable years. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If this election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund.

 Other elections also may be available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, but treated as ordinary income; such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed.

 The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

                            PERFORMANCE INFORMATION

 The Fund may from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years, calculated pursuant to the following formula:

 P(1+T)/n/= ERV

 Where:

  P = a hypothetical payment of $1,000

  T = the average annual total return

  n = number of years

  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or since inception period at the end of that 1-, 5-, or since inception period.

 Total return for a period is the percentage change in value during the period of an investment in the Fund shares. All total return figures reflect the deduction of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Total return for the Fund for the year ended June 30, 1998 was (27.56)%. The average annual total return for the Fund from _________ through _________ was _____%. Cumulative total of the Fund for the same period was ______%.

 Performance information for the Fund may also be compared to various indexes, such as the IFC Emerging Market Index, Morgan Stanley Capital International Emerging Markets Free Index and indexes prepared by other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. The Fund, the Manager or any of their affiliates may also report to shareholders or to the public in advertisements concerning the performance of the Manager as adviser to clients other than the Fund, and on the comparative performance or standing of the Manager in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or to the Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

 The Fund's audited financial statements, including the related notes thereto, dated June 30, 1998, are incorporated by reference in the SAI from the Fund's Annual Report dated as of June 30, 1998. The Fund's unaudited financial statements, including the related notes thereto, are incorporated by reference in the SAI from the Semi-Annual Report of the Fund dated December 31, 1998. A copy of the reports delivered with this SAI should be retained for future reference.




EMERGING MARKETS GROWTH FUND
Investment Portfolio - December 31, 1998

          (Unaudited)

                                                               Equity Securities
                                                               Common     Preferred     Convertible                  Percent of
INDUSTRY DIVERSIFICATION                                       Stocks     Stocks        Bonds           Bonds        Net Assets

Telecommunications                                             16.5  %     3.89  %       0  %           0.05  %      20.44 %
Banking                                                         5.97       2.27          0              0.04          8.28
Beverages & Tobacco                                             6.13       1.69          0                            7.82
Electronic Components                                           5.29          0          0.04                         5.33
Utilities: Electric & Gas                                       3.05       1.73          0                            4.78
Energy Sources                                                  3.57       0.51          0.01                         4.09
Merchandising                                                   2.75       0.03          0                            2.78
Other Industries                                               25.72       0.76          0.42           7.5          34.4

                                                               68.98  %   10.88  %       0.47  %        7.59  %      87.92
Short-Term Securities                                                                                                12.24
Excess of liabilities over cash and receivables, including
  net unrealized depreciation on foreign currency contracts                                                           (.16)
Net Assets                                                                                                          100.00 %


TEN LARGEST EQUITY HOLDINGS                                                           Percent of
                                                                                      Net Assets     Percent of Gain/Loss for the

Telefonos de Mexico (Telemex)                                                         4.93  %              +  1.48  %
Samsung Electronics                                                                   2.66                 +123.79
Taiwan Semiconductor Manufacturing                                                    2.5                  +  6.78
Telefonica de Argentina                                                               1.82                 - 13.71
Asustek Computer                                                                      1.62                 + 14.38
Compania de Telecommunicaciones de Chile                                              1.57                 +  1.85
Cifra                                                                                 1.56                 - 17.07
Banco Itau                                                                            1.49                 - 14.42
Hellenic Bottling                                                                     1.47                 -  0.21
Telecom Argentina                                                                     1.38                 -  7.35


*The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

EMERGING MARKETS GROWTH FUND, INC.
Investment Portfolio - DECEMBER 31, 1998

                                                                                          Number of
EQUITY SECURITIES                                                                             Shares         Market       Percent
(common and preferred stocks                                                                      or          Value        of Net
  and convertible debentures)                                                              Principal          (000)        Assets
                                                                                              Amount

Argentina - 6.68%
Banco de Galicia y Buenos Aires SA, Class B                                                 3,001,324       $13,218
Banco de Galicia y Buenos Aires SA, Class B (ADR)                                           3,917,713         69,050           .64
Banco Frances del Rio de la Plata SA                                                          743,100          5,281
Banco Frances del Rio de la Plata SA (ADR)                                                  1,090,439         22,627           .22
Banco Rio de la Plata SA, Class B (ADR)                                                     5,267,400         68,476           .54
BI SA  (acquired 10/21/93, cost: $5,755,000)(1)                                             6,130,000          6,437           .05
CEI Citicorp Holdings SA, Class B(2)                                                          120,770            375
Disco SA (ADR)(2)                                                                             777,900         15,850           .12
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000)(1,2,3)                              28,022,311         29,086           .22
IRSA Inversiones y Representaciones SA(1)                                                   6,534,903         17,923
IRSA Inversiones y Representaciones SA (GDR)(1)                                               866,987         24,113           .35
IRSA Inversiones y Representaciones SA 4.50% convertible
bond August 2, 2003 (acquired 5/28/97,cost:$3,943,000)(1,3)                                 3,400,000          3,332
Nortel Inversora SA, Class A, preferred (ADR)
 (acquired 11/24/92, cost:$4,944,000)(1)                                                      714,550          9,244
Nortel Inversora SA, Class B, preferred (ADR)                                               1,712,140         27,394           .29
Perez Companc SA, Class B                                                                   5,111,457         21,642
Perez Companc SA, Class B (ADR)                                                                13,881            118           .17
Sociedad Comercial del Plata SA                                                             1,059,290            747           .01
Telecom Argentina STET-France Telecom SA, Class B                                           2,800,000         15,835
Telecom Argentina STET-France Telecom SA, Class B (ADS)                                     5,837,200        160,523          1.38
Telefonica de Argentina SA, Class B                                                         4,910,000         14,007
Telefonica de Argentina SA, Class B (ADS)                                                   7,840,900        219,055          1.82
YPF SA, Class D (ADR)                                                                       3,979,800        111,185           .87
                                                                                                         ----------    ----------
                                                                                                             855,518          6.68
                                                                                                         ----------    ----------
Botswana - 0.00%
Sechaba Breweries Ltd.                                                                        233,900            270           .00
                                                                                                         ----------




Brazil - 11.71%
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                      533,550          4,268           .03
Banco Bradesco SA, preferred nominative                                                 9,497,135,214         52,675
Banco Bradesco SA, preferred nominative rights,
 expire February 10, 1999(2)                                                              406,626,659            236           .41
Banco do Estado de Sao Paulo SA, preferred nominative                                     416,041,700         17,220           .13
Banco Itau SA, preferred nominative                                                       390,527,500        190,736          1.49
Banco Nacional SA, preferred nominative(2)                                                215,940,814             -
Banco Nacional SA, ordinary nominative(2)                                                   2,500,000             -             -
Banco Real de Investimento SA, preferred nominative                                         4,674,000          8,977           .07
Banco Real SA, preferred nominative                                                        10,830,650         10,400           .08
Bompreco SA Supermercados do Nordeste                                                         479,000          3,593           .03
Brasmotor SA, preferred nominative                                                         28,143,932          2,796           .02
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B,
 preferred nominative (ADR)                                                                 7,525,674         67,731
Centrais Eletricas Brasileiras SA - ELETROBRAS,
 ordinary nominative                                                                       47,394,000            816           .90
Centrais Eletricas Brasileiras SA - ELETROBRAS,
 ordinary nominative (ADR)                                                                  5,847,450         46,780
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 preferred nominative, Class B (ADR)(2)                                                       664,678          3,822
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 ordinary nominative (2)                                                                   66,330,000             87           .06
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 ordinary nominative (ADR)(2)                                                                 646,609          3,880
Cia. Cervejaria Brahma, preferred nominative                                              179,628,137         78,513
Cia. Cervejaria Brahma, preferred nominative (ADR)                                          7,345,200         69,320          1.15
Cia. Cervejaria Brahma, ordinary nominative                                                   224,483             99
Cia. Ciminto Portland Itau, preferred nominative                                           32,712,300          3,723           .03
Cia de Eletricidade do Estado do Rio de Janeiro - CERJ,
 ordinary nominative (2)                                                               54,454,482,525         18,031           .14
Cia. de Tecidos Norte de Minas- COTEMINAS
 preferred nominative                                                                      93,094,466         10,018
Cia. de Tecidos Norte de Minas- COTEMINAS                                                                                      .10
 ordinary nominative (GDR)                                                                    535,000          2,475
Cia. Energetica de Minas Gerais-CEMIG,
 preferred nominative                                                                     807,913,110         15,382
Cia. Energetica de Minas Gerais-CEMIG,
 preferred nominative (ADR)                                                                 4,230,580         79,852           .81
Cia. Energetica de Minas Gerais-CEMIG,
 preferred nominative (ADR)
  (acquired 6/21/96, cost: $9,501,000)(1)                                                     457,575          8,637
Cia. Paranaense de Energia-COPEL, Class B,
 preferred nominative                                                                   2,760,117,562         19,878
Cia. Paranaense de Energia- COPEL, Class B,
 preferred nominative (ADR)                                                                 3,499,800         24,936           .41
Cia. Paranaense de Energia -COPEL,
 ordinary nominative                                                                    1,359,819,600          7,767
Cia. Paulista de Forca e Luz - CPFL,
 preferred nominative                                                                         651,445             43
Cia. Paulista de Forca e Luz - CPFL,                                                                                           .15
 ordinary nominative                                                                      259,336,000         18,677
Cia. Vale do Rio Doce (ADR)                                                                 3,454,037         44,039           .34
Consorcio Real Brasileiro de Administracao SA, Class F,
 preferred nominative                                                                       1,414,000          2,575           .02
Dixie Toga SA, preferred nominative                                                         2,091,000            623
ELETROPAULO - Eletricidade de Sao Paulo SA,
 preferred nominative                                                                      35,298,925          1,636           .01
Embratel participacoes SA preferred nominative(2)                                             552,090              8
Embratel participacoes SA preferred nominative (ADR)(2)                                     5,370,295         74,849           .59
Embratel participacoes SA ordinary nominative(2)                                          171,173,600          1,488
Empresa Nacional de Commercio Redito SA - Encopar,
 preferred nominative                                                                      31,438,488             47           .00
Globa Cabo, preferred nominative (ADR) (2)                                                  1,446,000          3,254           .03
GP Capital Partners, LP
 (acquired 1/28/94, cost: $20,809,000)(1,2)                                                    27,000         18,965           .15
LIGHT - Servicos de Eletricidade SA, ordinary nominative                                   47,495,688          5,780           .05
Mesbla SA, preferred nominative  (2)                                                      111,674,640             24
Mesbla SA, ordinary nominative  (2)                                                     1,041,447,836            259
Mesbla SA, ordinary nominative, rights(2)                                               2,289,787,401            114           .00
Petroleo Brasileiro SA - PETROBRAS, preferred nominative                                  580,236,000         65,805           .51
REAL Concorcio Participacoes preferred nominative(2)                                        1,414,000          1,939           .02
REAL Holdings Participacoes, preferred nominative(2)                                        4,674,000          6,949           .06
REALPAR Participacoes Class A, preferred nominative(2)                                          3,000              4           .00
REAL SA participacoes e Administracao, Class A,
 preferred nominative                                                                           3,000              5
Sadia Concordia SAIC, preferred nominative                                                  4,882,000          2,506           .02
SA White Martins, ordinary nominative                                                      11,983,844          5,754           .05
Souza Cruz SA, ordinary nominative                                                          2,861,000         18,473           .14
Tele Celular Sul Participacoes SA, preferred nominative(2)                                 60,052,090            101           .00
Tele Celular Sul Participacoes SA, preferred nominative (ADR)(2)                              509,450          8,884           .07
Tele Celular Sul Participacoes SA, ordinary nominative(2)                                 172,290,100            160           .00
Tele Centro Oeste Celular Participacoes SA,
 preferred nominative(2)                                                                      552,090              1           .00
Tele Centro Oeste Celular Participacoes SA,
 preferred nominative (ADR) (2)                                                             1,686,234          4,953           .04
Tele Centro Oeste Celular Participacoes SA,
 ordinary nominative (2)                                                                  171,061,600            134           .00
Tele Centro Sul Participacoes SA, preferred nominative (2)                                    552,090              5           .00
Tele Centro Sul Participacoes SA, preferred nominative (ADR)                                  940,499         39,325           .32
Tele Centro Sul Participacoes SA, ordinary nominative (2)                                 171,061,600          1,133
Telecomunicacoes Brasileiras SA (Telebras),
 preferred nominative (ADR)                                                                 1,430,686            156           .00
Telecomunicacoes Brasileiras SA (Telebras),
 ordinary nominative                                                                        5,636,300              0
Telecomunicacoes de Sao Paulo SA - Telesp,
 preferred nominative                                                                     545,908,566         74,430           .59
Telecomunicacoes de Sao Paulo SA - Telesp,
 ordinary nominative (2)                                                                   35,164,592            793
Telecomunicacoes de Sao Paulo SA - Telesp Celular, Class B,
 preferred nominative (2)                                                                 613,609,551         26,972
Telecomunicacoes de Sao Paulo SA - Telesp Celular,
 ordinary nominative (2)                                                                  151,639,592         13,055           .31
Tele Leste Celular Participacoes SA, preferred nominative (2)                                 552,090              0           .00
Tele Leste Celular Participacoes SA, preferred nominative (ADR)                                95,090          2,698           .02
Tele Leste Celular Participacoes SA, ordinary nominative (2)                              171,061,600             68
Telemig Celular Participacoes SA, preferred nominative (2)                                    552,090              1
Telemig Celular Participacoes SA, preferred nominative (ADR) (2)                              237,725          5,052
Telemig Celular Participacoes SA, ordinary nominative (2)                                 171,061,600            120           .10
Telemig Celular Participacoes SA, Class C
 preferred nominative (2)                                                                 385,195,000          7,557
Tele Nordeste Celular Participacoes SA,
 preferred nominative (2)                                                                     552,090              1           .00
Tele Nordeste Celular Participacoes SA,
 preferred nominative (ADR) (2)                                                               264,325          4,890           .04
Tele Nordeste Celular Participacoes SA,
 ordinary nominative (2)                                                                  171,061,600             86           .00
Tele Norte Celular Participacoes SA, preferred nominative (2)                                 552,090              0           .00
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (2)                            95,090          2,146           .02
Tele Norte Celular Participacoes SA, ordinary nominative (2)                              171,061,600             55           .00
Tele Norte Leste Participacoes SA, preferred nominative (2)                                   552,090              7           .00
Tele Norte Leste Participacoes SA, preferred nominative (ADR) (2)                           4,410,995         54,862           .44
Tele Norte Leste Participacoes SA, ordinary nominative (2)                                171,061,600          1,402
Telesp Celular Participacoes SA, preferred nominative (2)                                  60,052,090            442           .00
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                             1,902,838         33,300           .27
Telesp Celular Participacoes SA, ordinary nominative (2)                                  171,174,100            737
Telesp Participacoes SA, preferred nominative (2)                                             552,090             13           .00
Telesp Participacoes SA, preferred nominative (ADR)                                         3,963,295         87,688           .71
Telesp Participacoes SA, ordinary nominative (2)                                          162,602,100          2,086
Tele Sudeste Celular Participacoes SA, preferred nominative (2)                               552,090              2           .00
Tele Sudeste Celular Participacoes SA, preferred nominative (ADR)                             911,299         18,852           .15
Tele Sudeste Celular Participacoes SA, ordinary nominative (2)                            171,061,600            481           .00
Unibanco - Uniao de Bancos Brasileiros SA, units (GDR)                                      5,285,150         76,304           .61
Usinas Siderurgicas de Minas Gerais SA,
 preferred nominative (ADR)
 (acquired 9/1/93, cost: $7,598,000) (1)                                                    1,224,205          2,601           .02
                                                                                                         ----------    ----------
                                                                                                           1,498,017         11.71
                                                                                                         ----------    ----------




Chile - 3.72%
Antofagasta Holdings PLC                                                                    4,836,130         14,440           .11
Compania Cervecerias Unidas SA (ADS)                                                        1,144,700         22,035           .17
Compania de Telecomunicaciones de Chile SA (ADR)                                            9,681,805        200,292          1.57
Distribucion y Servicio D&S SA (ADR)                                                        1,711,500         19,682           .15
Embotelladora Andina SA, Class A, preferred (ADR)                                           3,069,450         44,507
Embotelladora Andina SA, Class B, preferred (ADR)                                           1,871,400         24,328           .54
Empresa Nacional de Electricidad SA (ADR)                                                   9,099,409        103,506           .81
Enersis SA (ADR)                                                                            1,100,456         28,406           .22
Gener SA (ADR)                                                                                248,643          3,978           .03
Santa Isabel SA (ADR)                                                                         889,500          5,893           .05
Sociedad Quimica y Minera de Chile SA, Class B (ADR)                                          260,500          8,776           .07
                                                                                                         ----------    ----------
                                                                                                             475,843          3.72
                                                                                                         ----------    ----------


China  - 0.61%
China Eastern Airlines Corp. Ltd., Class H (2)                                             41,520,000          2,787
China Eastern Airlines Corp. Ltd., Class H  (ADR) (2)                                         175,700          1,098           .03
China Resources Beijing Land Ltd.                                                          35,079,400          8,739           .07
China Telecom (Hong Kong) Ltd.  (2)                                                        11,366,000         19,660           .15
China Yuchai International Ltd. (2)                                                           904,300            509           .00
Guang Dong Electric Power Development Co. Ltd., Class B                                     3,191,448            869           .01
Huaneng Power International, Inc., Class N  (ADR) (2)                                         808,100         11,718           .09
Jiangsu Expressway Co. Ltd.,Class H                                                         4,172,400            910           .01
Jiangxi Copper Co. Ltd., Class H                                                           18,071,500          1,026           .01
Ng Fung Hong Ltd.                                                                          32,634,500         29,277           .23
Qingling Motors Co.,Ltd., Class H                                                           9,636,200          1,692           .01
                                                                                                         ----------    ----------
                                                                                                              78,285           .61
                                                                                                         ----------    ----------


Republic of Croatia  - 0.85%
PLIVA d.d. (GDR)                                                                            6,589,453        109,385           .85
                                                                                                         ----------    ----------
                                                                                                             109,385           .85
                                                                                                         ----------    ----------

Czech Republic - 0.54%
CESKE RADIOKOMUNIKACE AS (GDR) (2)                                                            348,400         11,236           .09
SPT TELECOM, a.s.   (2)                                                                     3,752,840         57,247           .45
                                                                                                         ----------    ----------
                                                                                                              68,483           .54

Ecuador - 0.01%
La Cemento Nacional SA (GDR)(3)                                                                13,030          1,342           .01
                                                                                                         ----------    ----------


Egypt - 0.12%
AL-Ahram Beverages Co. (GDR)(2,3)                                                             520,000         15,002           .12
                                                                                                      -------------  ------------

Finland - 0.00%
Sonera (American Depositary Receipts)                                                                              0           .00
                                                                                                      -------------  ------------




Ghana - 0.16%

Ashanti Goldfields Co. Ltd. (GDR)                                                             860,000          8,062
Ashanti Goldfields Co. Ltd.                                                                                                    .16
 5.50% exchangeable note March 15, 2003                                                  $15,970,000          12,297
                                                                                                         ----------    ----------
                                                                                                              20,359           .16
                                                                                                         ----------    ----------


Greece - 2.59%
Aluminium de Grece SAIC (3)                                                                   377,540         21,973           .17
Ergobank SA                                                                                   766,310         88,625           .69
Hellenic Bottling Co. SA                                                                    6,110,090        188,548          1.47
Katselis Sons SA                                                                                5,620             51           .00
Titan Cement Co. SA                                                                           427,644         32,819           .26
                                                                                                         ----------    ----------
                                                                                                             332,016          2.59
                                                                                                         ----------    ----------


Hong Kong - 0.61%
China - Hongkong Photo Products Holdings Ltd.                                              12,491,900          1,193           .01
China Resources Enterprise, Ltd.                                                           44,785,300         69,950           .54
Legend Holdings Ltd                                                                        20,208,100          7,108           .06
Siu-Fung Ceramics Holdings Ltd. (2)                                                         7,869,409              0           .00
                                                                                                         ----------    ----------
                                                                                                              78,251           .61
                                                                                                         ----------    ----------

Hungary - 1.02%
Gedeon Richter Ltd.                                                                           926,500         39,475           .31
Graboplast Textil- es Muborgyarto Rt.                                                         141,200          1,079           .01
MATAV, Hungarian Telecommunications Co. Ltd                                                12,271,550         70,151           .55
Mezogep (2)                                                                                   268,700          3,743           .03
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                                        570,100         15,735           .12
                                                                                                         ----------    ----------
                                                                                                             130,183          1.02
                                                                                                         ----------    ----------


India - 4.82%
Asian Paints (India) Ltd.                                                                     544,600          3,654           .03
Bajaj Auto Ltd.                                                                             4,808,150         59,082
Bajaj Auto Ltd. (GDR)                                                                         441,800          6,737           .51
Bharat Petroleum Corp. Ltd.                                                                 4,135,200         22,734           .18
Cadbury India                                                                                   9,000            101           .00
Carrier Aircon Ltd.                                                                           911,500          4,218           .03
Credit Rating Information Services of India                                                    15,000            153           .00
Cummins India Ltd.                                                                          1,850,000         13,411           .10
Digital Equipment (India) Ltd.                                                                 40,000            142           .00
East India Hotels Ltd. (2)                                                                    869,065          4,812           .04
Essar Steel Ltd.                                                                                  300             -            .00
Flex Industries Ltd.                                                                          260,480             49           .00
Flex Industries Ltd., warrants, expire November 23, 1999 (2)                                  116,210              0           .00
Grasim Industries Ltd.                                                                            479              2           .00
Grasim Industries Ltd. (GDR)                                                                       20              0           .00
Hindalco Industries Ltd.                                                                    1,917,095         23,160
Hindalco Industries Ltd, (GDR)                                                                549,226          6,316           .23
Hindustan Lever Ltd.                                                                        2,840,400        111,494           .87
Hindustan Petroleum Corp. Ltd.                                                              3,529,300         19,560           .15
Housing Development Finance Corp. Ltd.                                                        294,300         15,114           .12
Indian Aluminium Co., Ltd.                                                                    776,520          1,657           .01
Indian Rayon and Industries Ltd.                                                            1,527,825          4,052
Indian Rayon and Industries Ltd. (GDR)                                                        560,300          1,429           .04
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                              2,155,200          1,420
Indo Gulf Fertilisers and Chemicals Corp. Ltd.(GDR)                                         1,770,900          1,195           .02
Industrial Credit and Investment Corp. of India Ltd.                                            1,330              1           .00
Infosys Technologies Ltd.                                                                      11,000            767           .01
Ispat Industries Ltd. 3.00% convertible Eurobond
 April 1, 2001                                                                            $4,624,000           1,110
Ispat Industries Ltd. 3.00% convertible bond April 1, 2001                                                                     .02
 (acquired 3/1/94, cost: $6,279,000) (1)                                                  $6,375,000           1,530
I.T.C. Ltd.                                                                                   176,147          3,118           .02
LML Ltd.                                                                                       41,900             73           .00
Madras Cements Ltd.                                                                            22,000          2,126           .02
Mahanagar Telephone Nigam Ltd. (2)                                                         22,227,300         95,993
Mahanagar Telephone Nigam Ltd.(GDR)                                                           895,100         11,077           .84
Mahindra & Mahindra Ltd.                                                                    2,658,516         10,341
Mahindra & Mahindra Ltd. (GDR)                                                                997,333          3,964
Mahindra & Mahindra Ltd. 5.00% convertible bond                                                                                .16
 July 9, 2001 (acquired 7/3/96; cost: $5,953,000)                                         $5,954,000           5,478
Master Gain Scheme (2)                                                                        112,800             24           .00
Max India Ltd.                                                                                304,497          1,080
Max India Ltd. 12.50% nonconvertible debenture                                                                                 .01
 March 2, 2004                                                                               $41,957             203
Motor Industries Co. Ltd. (3)                                                                 201,855         17,368           .14
Nicholas Piramal India Ltd. (3)                                                             1,885,700         15,281           .12
Niko Resources Ltd. (2)                                                                     1,000,000          3,653           .03
Ranbaxy Laboratories Ltd.                                                                   3,199,900         20,258
Ranbaxy Laboratories Ltd.(GDR)                                                              1,769,050         15,745           .28
Raymond Woollen Mills Ltd.                                                                        200              0           .00
Reliance Industries Ltd.                                                                   15,560,035         43,870
Reliance Industries Ltd. (GDR)                                                                667,150          3,886           .37
Tata Engineering and Locomotive Co. Ltd.                                                       77,400            300           .00
United Phosphorus Ltd. (2)                                                                    822,700          2,513
United Phosphorus Ltd. (GDR)                                                                  358,964            719           .03
Videsh Sanchar Nigam Ltd.                                                                     986,800         18,075
Videsh Sanchar Nigam Ltd. (GDR)                                                             1,824,600         22,579           .32
Zee Telefilms Ltd. (3)                                                                      1,017,200         15,323           .12
                                                                                                         ----------    ----------
                                                                                                             616,947          4.82
                                                                                                         ----------    ----------

Indonesia - 1.78%

APP Finance (VII) Mauritius convertible bond 3.50%
 April 30, 2003 (acquired 4/23/98, cost: $6,180,000)(1)                                   $6,180,000           3,368           .03
Asia Pacific Resources International Holdings Ltd., Class A(2)                              2,445,269          1,681           .01
Asia Pulp & Paper Co. Ltd. (ADR) (2)                                                        2,744,300         22,469           .18
PT Astra Internasional (2)                                                                 94,513,300         12,117           .09
PT Bank Internasional Indonesia                                                            10,231,459            295
PT Bank Internasional Indonesia, warrants,
 expire January 17, 2000 (2)                                                                  909,462              8           .00
PT BAT Indonesia                                                                              531,000          1,021           .01
Gulf Indonesia Resources Ltd. (2)                                                             484,700          3,150           .03
PT Hanjaya Mandala Sampoerna Tbk                                                           29,150,500         19,714           .15
PT Indah Kiat Pulp & Paper Corp. Tbk                                                      183,914,600         51,284           .40
PT Indofood Sukses Makmur Tbk                                                              75,844,400         39,381           .31
PT Indo-Rama Synthetics                                                                    32,292,400          5,900           .05
PT International Nickel Indonesia                                                           4,274,500          1,534           .01
PT Jaya Real Property                                                                       1,549,000             59           .00
PT Modern Photo Film Co. (2)                                                               10,500,800            673           .01
PT Mulia Industrindo                                                                        7,175,572            345           .00
PT Pabrik Kertas Tjiwi Kimia                                                               11,653,272          3,100
PT Pabrik Kertas Tjiwi Kimia warrants expire July 15, 2002 (2)                                410,175             49           .02
Perusahaan Perseroan (Persero) PT Indonesian
 Satellite Corp.                                                                            3,701,500          4,947
Perusahaan Perseroan (Persero) PT Indonesian                                                                                   .24
 Satellite Corp. (ADR)                                                                      2,102,330         25,622
Perusahaan Perseroan (Persero) PT Telekomunikasi
 Indonesia, Class B                                                                        42,093,500         14,571
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                                               .15
 Indonesia, Class B (ADR)                                                                     729,000          4,739
PT Semen Gresik (GDR)                                                                      11,314,600         12,040           .09
PT United Tractors (2)                                                                        466,000             30           .00
                                                                                                         ----------    ----------
                                                                                                             228,097          1.78
                                                                                                         ----------    ----------

                                                                                                         ----------    ----------
Kazakhstan  - 0.01%
JSC Kazkommertsbank (ADR)
 (acquired 9/10/97, cost: $4,024,000)  (1)(2)                                                 154,000            896           .01
                                                                                                       ------------    ----------

Kenya  - 0.01%
Kenya Commercial Bank                                                                         768,000            761           .01


Malaysia  - 0.90%

Amway (Malaysia) Holdings Bhd.                                                              1,721,200          2,473           .02
Commerce Asset-Holding Bhd.                                                                   372,000            201           .00
Edaran Otomobile Nasional Bhd.                                                                183,000            202           .00
Guinness Anchor Bhd.                                                                        7,028,000          4,945           .04
Hap Seng Consolidated Bhd.                                                                 13,566,100          6,123           .05
Hong Leong Credit Bhd.                                                                      1,833,600            939
Hong Leong Credit Bhd.,                                                                                                        .01
 warrants, expire December 27, 2001 (2)                                                       174,400             16
IJM Corp. Bhd.                                                                             10,305,714          4,537           .04
IOI Corp. Bhd.                                                                             25,909,500         10,405           .08
Leader Universal Holdings Bhd.                                                              8,535,000          1,651           .01
Malaysian Airline System Bhd.                                                                 711,000            272           .00
Malaysian Pacific Industries Bhd                                                            2,132,800          2,043           .02
Nestle (Malaysia) Sdn. Bhd.                                                                 5,548,100         15,535           .12
Oriental Holdings Bhd.                                                                      3,279,820          3,534           .03
O.Y.L. Industries Bhd.                                                                        364,000            637           .00
PPB Oil Palms Bhd.                                                                          5,588,800          2,996           .02
Road Builder (M) Holdings Bhd.                                                              2,944,000          1,985           .02
Rothmans of Pall Mall (Malaysia) Bhd.                                                       2,147,500          8,861           .07
Sime Darby Bhd.                                                                            23,549,000         18,913           .14
Sime UEP Properties Bhd.                                                                    3,461,700          2,296           .02
Star Publications (Malaysia) Bhd.                                                           2,365,000          2,353           .02
Tan Chong Motor Holdings Bhd.                                                               4,937,000          1,119           .01
UMW Holdings Bhd.                                                                           6,930,859          5,107           .04
UMW Holdings Bhd., warrants, expire January 26, 2000  (2)                                     574,819             91
YTL Corp. Bhd.                                                                             17,854,900         16,248           .13
YTL Power International Bhd. (2)                                                            3,152,000          1,736           .01

                                                                                                         ----------    ----------
                                                                                                             115,218           .90
                                                                                                         ----------    ----------
Mauritius  - 0.06%
State Bank of Mauritius                                                                    10,927,000          7,909           .06
                                                                                                         ----------    ----------

Mexico  - 10.56%
Apasco, SA de CV                                                                            2,472,576          8,719           .07
Carso Global Telecom, SA de CV                                                              2,993,300         10,102           .08
Cemex, SA de CV, Class A                                                                    2,956,762          6,483
Cemex, SA de CV, Class B                                                                   13,254,251         33,280
Cemex, SA de CV, Class B (ADR)                                                              1,451,500          7,076           .48
Cemex, SA de CV, ordinary participation certificates                                        6,726,075         14,510
Cemex,SA de CV, ordinary participation certificates(ADR)                                       24,506            104
Cifra, SA de CV, Class C (2)                                                               48,679,034         60,006
Cifra, SA de CV, Class V                                                                   97,841,753        118,632          1.56
Cifra, SA de CV, Class V (ADR)                                                              1,701,643         20,420
Coca-Cola FEMSA, SA de CV, Class L (ADR)                                                    1,361,300         18,037           .14
Consorcio International Hospital, SA de CV, convertible
preferred (acquired 9/25/97, cost: $4,827,000)  (1) (2)                                        23,970          5,393           .04
Grupo Carso, SA de CV, Class A, ordinary
 participation certificates                                                                 1,828,100          6,216           .05
Grupo Financiero Banamex Accival, SA de CV, Class B (2)                                     2,962,200          3,891
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                                     5,277,554          6,079
Grupo Financiero Banamex Accival, SA de CV,
 7.00% convertible Eurobond December 15, 1999                                               $103,000             100           .08
Grupo Financiero Banamex Accival, SA de CV,
 11.00% convertible July 15,  2003
  (acquired 7/12/96, cost:  $354,000)(1)                                                   $ 371,000             330
Grupo Financiero Bancomer, SA de CV, Class B                                               37,100,000          7,947
Grupo Financiero Bancomer, SA de CV., Series L2 25.387%                                                                        .07
 convertible subordinated debentures May 16, 2002 (4)                                   MXN5,750,000             566
Grupo Financiero BBV Probursa, SA de CV, Class B (2)                                       48,650,331          5,604           .04
Grupo Industrial Emprex - B (2)                                                             2,571,800         68,474           .54

Grupo Industrial Maseca, SA de CV, Class B (ADR)                                            1,083,300         13,474           .11
Grupo Mexico, SA de CV, Class B (2)                                                         4,886,800         12,838           .10
Grupo Televisa, SA, ordinary participation certificates (2)                                   295,000          3,720
Grupo Televisa, SA, ordinary participation certificates (ADR) (2)                           5,818,099        143,635          1.15
Kimberly-Clark de Mexico, SA de CV, Class A,
 ordinary participation certificates                                                       38,035,400        121,443           .95
Pepsi-Gemex, SA de CV, ordinary participation
certificates (GDR)                                                                            364,500          2,848           .02
Telefonos de Mexico, SA de CV, Class A                                                      9,137,500         22,758
Telefonos de Mexico, SA de CV, Class A (ADR)                                                   71,000            166
Telefonos de Mexico, SA de CV, Class L                                                     13,706,250         33,791          4.93
Telefonos de Mexico, SA de CV, Class L (ADR)                                               11,826,275        575,792
TV Azteca, SA de CV, (ADR)                                                                  2,926,700         19,572           .15
                                                                                                         ----------    ----------
                                                                                                           1,352,006         10.56
                                                                                                         ----------    ----------
Morocco  - 0.29%
Banque Commerciale du Maroc                                                                    35,443          3,864           .03
Cimenterie de l'Oriental, Class A                                                             100,641         11,949           .09
ONA SA                                                                                         56,000          6,516           .05
Societe des Brasseries du Maroc                                                                23,432          6,626           .05
Wafabank, Class A                                                                              67,100          8,401           .07
                                                                                                         ----------    ----------
                                                                                                              37,356           .29
                                                                                                         ----------    ----------

Nigeria  - 0.06%
United Bank for Africa (GDR) (2)(3)                                                           425,000          7,506           .06


Pakistan  - 0.09%
Chakwal Cement Co. Ltd. (GDR)                                                                 891,111             -            .00
Engro Chemical Pakistan Ltd.                                                                2,508,890          4,541           .04
Hub Power Co. Ltd.  (GDR)                                                                     553,328          3,154           .03
Pakistan Telecommunication Corp. (GDR)                                                        104,400          3,132           .02
                                                                                                         ----------    ----------
                                                                                                              10,827           .09
                                                                                                         ----------    ----------

Peru  - 1.33%
Banco Continental (2)                                                                       5,909,000          3,184           .02
Cementos Lima SA                                                                              641,889          8,343           .07
Compania de Minas Buenaventura SA, Class B                                                    995,485          5,996
Compania de Minas Buenaventura SA, Class B (ADR)                                            1,264,502         16,439           .18
Credicorp Ltd. (3)                                                                          6,475,473         58,279           .46
Minsur SA-Trabajo                                                                           3,522,186          5,493           .04
Ontario-Quinta (acquired 8/15/94, cost: $7,400,000) (1)                                     7,224,130          6,774           .05
Telefonica del Peru SA Class B (ADS)                                                        5,166,100         65,545           .51
                                                                                                         ----------    ----------
                                                                                                             170,053          1.33
                                                                                                         ----------    ----------

Philippines  - 2.76%

Ayala Corp., Class B                                                                       82,767,010         29,369
Ayala Corp., Class B (GDS)                                                                  1,158,696          2,607           .25
Ayala Land, Inc.                                                                          150,740,033         42,790
Ayala Land, Inc. 6.00% convertible bond March 19, 2002                                PHP260,000,000           4,267           .37
Bacnotan Consolidated Industries, Inc.                                                        567,100            585
Bacnotan Consolidated Industries, Inc. 5.50% convertible
 Eurobond June 21, 2004                                                                     $298,000             101           .02
Bacnotan Consolidated Industries, Inc. 5.50% convertible
 bond June 21, 2004 (acquired 6/8/94, cost: $4,486,000) (1)                               $4,500,000           1,530
Bank of the Philippine Islands                                                             10,389,990         22,121           .17
Bayan Telecommunications Holding Corp.
 (acquired 2/12/98, cost: $407,000) (1) (2)                                                   174,237            450
Bayan Telecommunications Holding Corp. convertible
preferred (acquired 12/22/97, cost: $9,000,000)  (1) (2)                                      180,000          9,000           .07
Benpres Holdings Corp. (GDR) (2)                                                            6,758,294         20,275           .16
C & P Homes, Inc. (2)                                                                      31,688,450            548           .00
Fil-Estate Land, Inc. (2)                                                                  25,300,000            470           .00
Fortune Cement Corp. (2)                                                                   42,335,625          1,770           .01
HI Cement Corp.                                                                            33,051,900          1,518           .01
International Container Terminal Services, Inc. (2)                                        19,533,588          1,638
International Container Terminal Services, Inc.
 6.00% convertible bond February 19,2000                                                                                       .04
 (acquired 2/18/93, cost: $4,000,000) (1)                                                 $4,000,000           3,400
JG Summit Holdings, Inc., Class B                                                          18,772,900          1,163
JG Summit Holdings, Inc., Class B (GDS) (2)                                                    20,000            113
JG Summit Holdings, Inc. 3.50% convertible bond                                                                                .06
 December 23, 2003 (acquired 12/9/93, cost: $9,870,000) (1)                               $9,870,000           6,169
Keppel Philippines Holdings, Inc., Class B (2)                                                  4,081              0           .00
Manila Electric Co., Class B                                                                2,023,584          6,528           .05
Metropolitan Bank and Trust Co.                                                             1,458,670         10,540           .08
Philippine Airlines, Inc. (2)                                                              53,811,255             -            .00
Philippine Long Distance Telephone Co., ordinary                                              464,090         11,977
Philippine Long Distance Telephone Co., ordinary (ADS)                                      3,791,116         98,332
Philippine Long Distance Telephone Co., convertible                                                                            .90
 preferred, Series III (GDS)                                                                   95,200          4,522
PR Holdings, Inc., subscription rights
 (acquired 7/8/92, cost: $9,835,000) (1) (2)                                                2,236,600             -            .00
San Miguel Corp., Class B                                                                  27,999,852         54,193           .42
SM Prime Holdings, Inc.                                                                    70,845,000         13,529           .11
Southeast Asia Cement Holdings, Inc.                                                       72,174,108            894           .01
Universal Robina Corp.                                                                     30,222,000          3,393           .03
                                                                                                         ----------    ----------
                                                                                                             353,792          2.76
                                                                                                         ----------    ----------

Poland  - 1.55%
@ Entertainment (2)                                                                           142,200            960
@ Entertainment (acquired 8/1/97, cost: $9,584,000)(1,2)                                      461,000          3,112           .03
Bank Handlowy w Warszawie SA                                                                1,457,496         18,006
Bank Handlowy w Warszawie SA (GDR)                                                            756,121          9,830           .22
Bank Rozwoju Eksportu SA                                                                      901,675         20,838           .17
BIG Bank GDANSKI SA                                                                         2,584,063          2,322           .02
Elektrim SA                                                                                 2,610,325         28,300
Elektrim SA, 2.00% convertible bond May 30, 2004                                        DEM9,890,000           5,930           .27
EXBUD SA (2) (3)                                                                              634,193          5,482           .04
KGHM Polska Miedz SA (GDR) (3)                                                              6,423,200         46,086           .36
Optimus SA                                                                                    156,483          1,518           .01
Polifarb Cieszyn-Wroclaw                                                                    1,967,667          4,688           .04
Telekomunikacje Polska SA (GDR) (2)                                                         9,565,700         49,024           .38
Zaklady Metali Lekkich "Kety" SA (2)                                                          163,964          1,548           .01
Zaklady Piwowarskie w Zywcu SA                                                                  2,304            276           .00
                                                                                                         ----------    ----------
                                                                                                             197,920          1.55
                                                                                                         ----------    ----------
Portugal  - 0.90%
Portugal Telecom, SA                                                                          550,205         25,189
Portugal Telecom, SA (ADR)                                                                    622,400         27,775           .41
TELECEL-Comunicacoes Pessoais, SA                                                             306,000         62,456           .49
TVI - Televisao Independente, SA nonvoting preferred (2)                                       26,375              0           .00
                                                                                                         ----------    ----------
                                                                                                             115,420           .90
                                                                                                         ----------    ----------

Russian Federation  - 1.18%
AO Mosenergo Power Generation and Electrification
 Amalgamation                                                                              67,500,000          1,350
AO Mosenergo Power Generation and Electrification                                                                              .08
 Amalgamation (ADS)                                                                         3,439,500          6,879
AO Mosenergo Power Generation and Electrification
 Amalgamation (Russian Depositary Trust Certificate)                                              750          1,500
AO Torgovy Dom Gum (Russian Depositary Trust Certificate)                                         270          1,134           .01
Avalon Oil PLC (2) (3)                                                                      5,068,000            420           .00
Global Tele-Systems Ltd.,(acquired 2/2/96,
 cost: less than $1,000) (1) (2)                                                              262,963         14,660           .11
Irkutskenergo (Russian Depositary Trust Certificate)                                              645          5,483           .04
JSC Moscow City Telephone Network (MGTS)                                                       14,550            728
JSC Moscow City Telephone Network (MGTS)
 (Russian Depositary Trust Certificate) (2)                                                     1,111          2,778           .03
Kamaz (2)                                                                                   4,345,000             87           .00
Lenenergo  (2)                                                                             28,336,800          1,417           .01
Lukinter Finance BV 3.50% convertible bond May 6, 2002                                    $1,128,000             384           .00
LUKoil Holding, preferred  (ADR)                                                               84,300            337
LUKoil Holding (ADR)                                                                        1,789,600         28,990           .23
New Century Capital Partners, LP
 (acquired 12/7/95,cost: $5,492,000) (1)(2)(5)                                              5,256,300          2,750           .03
Nizhny Novgorod Sviazinform (2)                                                               780,000            234
Nizhny Novgorod Sviazinform
 (Russian Depositary Trust Certificate) (2)                                                        74            666           .01
Ramco Energy PLC (2)(3)                                                                     1,421,000          5,186           .04
RAO Gazprom (ADR)                                                                           1,606,630         13,696
RAO Gazprom (ADR)
 (acquired 10/21/96, cost:$38,674,000) (1)                                                  2,322,800         19,802           .26
Russian Telecommunications Development Corp.
 (acquired 12/22/93, cost: $3,800,000) (1)(2)                                                 380,000            950
Russian Telecommunications Development Corp.,
 nonvoting ordinary (acquired 12/22/93,                                                                                        .02
 cost: $6,200,000)  (1)(2)                                                                    620,000          1,550
St. Petersburg Telephone Network JSC (2)                                                   12,913,020          2,583           .02
Star Mining Corp. (2)                                                                      18,884,400             35           .00
StoryFirst Communications Inc., Class B, senior
 convertible preferred (acquired 10/14/97,
 cost: $14,848,000) (1) (2) (3)                                                                10,383          3,115           .02
Unified Energy System of Russia                                                         1,091,686,400         33,296
Unified Energy System of Russia (GDR)                                                         396,200          1,238           .27
Xavier Corp. (2) (3)                                                                        1,350,000             -            .00
                                                                                                         ----------  ------------
                                                                                                             151,248          1.18
                                                                                                         ----------  ------------

Slovakia  - 0.04%
VSZ, AS (3)                                                                                 1,146,027          5,568           .04
                                                                                                         ----------  ------------

South Africa  - 4.61%
African Oxygen Ltd.                                                                         6,964,047          8,283           .06
Bidvest Group Ltd.                                                                          1,867,719         13,550           .11
Coronation Holdings Ltd., Class N                                                           3,327,374         45,228
Coronation Holdings Ltd.                                                                      568,632          7,662           .41
Ellerine Holdings Ltd.                                                                        920,465          1,986           .02
Energy Africa Ltd.(2)                                                                       2,880,800          4,405           .03
Gencor Ltd.                                                                                 6,804,500         11,446           .09
Hudaco Industries Ltd.                                                                      1,472,200          1,286           .01
International Pepsi-Cola Bottler Investments
 (aquired 12/18/95, cost:$9,900,000) (1)(2)(3)(5)                                             100,000         10,000           .08
Iscor Ltd. (3)                                                                            129,334,668         23,293           .18
JD Group Ltd.                                                                               3,055,811         13,499           .11
Malbak Ltd.                                                                                 1,324,590            585           .00
Metro Cash and Carry Ltd.                                                                  39,711,581         26,315           .21
Nasionale Pers Beperk, Class N                                                              5,508,200         21,526           .17
New Clicks Holdings Ltd.                                                                      684,267            663           .01
Rembrandt Group Ltd.                                                                        8,398,300         51,370           .40
Sage Group Ltd.                                                                             1,631,990          4,575           .04
Sasol Ltd. (3)                                                                             32,131,304        121,472           .95
South Africa Capital Growth Fund, LP, Class A
 (acquired 8/25/95, cost: $1,861,000)  (1) (5)                                                  2,180          1,968
South Africa Capital Growth Fund, LP, Class D                                                                                  .11
 (acquired 8/25/95, cost: $11,450,000)  (1) (5)                                                13,650         12,326
South African Breweries Ltd.                                                                9,204,154        155,136          1.20
South African Druggists Ltd.(3)                                                             4,633,039         23,065           .18
South African Private Equity Fund III, LP
 (acquired 9/23/98, cost: $30,333,000)  (1)(2)(3)(5)                                           30,333         30,333           .24
                                                                                                         ----------    ----------
                                                                                                             589,972          4.61
                                                                                                         ----------    ----------
South Korea  - 5.32%
Anam Industrial Co. Ltd. (2)                                                                  634,872          2,513           .02
Daehan Asia Trust (International Depositary Receipts)                                           2,820          1,354           .01
Daehan Korea Trust (International Depositary Receipts)                                            500            137           .00
Daewoo Securities Co., Ltd., ordinary  (2)                                                    678,502         10,630           .08
Hansol Paper Co., Ltd.                                                                        877,120         10,014           .08
Hansol Paper Co., Ltd. 0.25% convertible bond August 8, 2006                                $950,000             789
Hyundai Motor Co.                                                                           1,180,610         21,054
Hyundai Motor Co., nonvoting preferred (GDR)                                                  572,600          1,818           .18
Korea Electric Power Corp.                                                                      2,340             58           .00
Korea Industrial Leasing Co., Ltd. (2)                                                        241,000            478           .00
Korea Pacific Trust (International Depositary Receipts)(2)                                      3,000          1,935           .02
Korea Zinc Co. Ltd.                                                                           623,320         14,285           .11
LG Electronics Inc., nonvoting preferred (GDR)                                                311,710            834           .02
LG Semicon Co., Ltd. (2)                                                                      177,598          1,983           .02
Mirae Corp.                                                                                   130,527            351           .00
Pohang Iron & Steel Co., Ltd.                                                               1,209,240         74,746
Pohang Iron & Steel Co., Ltd. (ADR)                                                            21,400            361           .58
Samsung Display Devices (3)                                                                 2,110,856        104,312
Samsung Display Devices  0.50% convertible Eurobonds                                                                           .82
 April 12, 2002(3)                                                                          $770,000             870
Samsung Electronics Co., Ltd., nonvoting preferred                                            114,143          3,767
Samsung Electronics Co., Ltd., nonvoting preferred (GDS)                                      518,058          7,835          2.66
Samsung Electronics Co., Ltd.                                                               3,322,382        223,430
Samsung Electronics Co., Ltd.(GDS)                                                          2,716,704        105,272
Seoul Asia Index Trust (International Depositary Receipts)                                         80            250           .00
SK Telecom Co., Ltd.                                                                           89,628         65,849
SK Telecom Co., Ltd. (ADR)                                                                  2,555,486         26,034           .72
Yukong Ltd., warrants, expire June 18, 1999 (2)                                                 8,000            151           .00
                                                                                                         ----------    ----------
                                                                                                             681,110          5.32
                                                                                                         ----------    ----------


Sri Lanka  - 0.06%
Asian Hotels Corp. Ltd.                                                                    12,215,000          1,295           .01
Development Finance Corp. of Ceylon (3)                                                     1,788,861          3,871           .03
National Develpoment Bank of Sri Lanka                                                      1,296,600          2,426           .02
                                                                                                         ----------    ----------
                                                                                                               7,592           .06
                                                                                                         ----------    ----------


Taiwan  - 7.15%
Acer Computer International Ltd.                                                               84,100             42           .00
Acer Peripherals Inc.                                                                      13,931,406         18,881           .15
Advanced Semiconductor Engineering, Inc. (2)                                               55,960,765         93,935
Advanced Semiconductor Engineering, Inc. (GDR)                                                918,790          8,499           .80
ASE Test Ltd. (2)(3)                                                                        2,388,500         77,328           .60
Asia Cement Corp.                                                                          24,831,048         23,388           .18
Asia Corporate Partners Fund, Class B
 (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                                               40,000         18,684           .15
Asustek Computer Inc. (2)                                                                  22,217,503        207,879          1.62
Cathay Construction Co. Ltd.                                                               12,407,620          7,675           .06
China Steel Corp.                                                                           4,397,250          2,652           .02
Compal Electronics Inc.(2)                                                                 28,527,800         93,112           .73
Delta Electronics Inc., 0.50% convertible bond
 March 6, 2004 (acquired 2/27/97, cost: $4,246,000) (1)                                   $4,232,000           4,697           .04
Nan Ya Plastics Corp. 1.75% Eurobond July 19, 2001                                        $1,850,000           2,100           .02
Primax Electronics Ltd. (2)(3)                                                              9,197,703         10,092           .08
Seres Capital (Cayman Islands)
 (acquired 3/12/96; cost:$25,000) (1)(3)                                                            2             25
Seres Capital (Cayman Islands), nonvoting
 (acquired 3/12/96; cost: $125,000) (1)                                                             8            125           .00
Taiwan Mask Corp. (2)                                                                       8,716,860         11,949           .09
Taiwan Semiconductor Manufacturing Co. Ltd. (2)                                           141,703,465        312,744
Taiwan Semiconductor Manufacturing Co. Ltd.,(ADR) (2)                                         560,000          7,945          2.50
Unicap Electronics Industrial Corp. (2)                                                       431,222            653           .01
Wus Printed Circuit Co., Ltd. (2)                                                           3,231,430          7,333           .06
Yangming Marine Transport Corp. (2)                                                         6,890,800          4,734           .04
                                                                                                         ----------    ----------
                                                                                                             914,472          7.15
                                                                                                         ----------    ----------

Thailand  - 0.64%
Charoen Pokphand Feedmill PCL(2)                                                            1,509,900          1,856           .01
Dusit Thani PCL (2)                                                                           990,000          1,094           .01
Electricity Generating Authority of Thailand (2)                                           11,540,947         31,403           .24
Post Publishing PCL (2)                                                                     2,525,000          3,208           .03
PTT Exploration and Production PCL (2)                                                      4,537,300         32,087           .25
Serm Suk PCL (2)                                                                              210,166          1,173
Serm Suk PCL, local registered (2)                                                             64,960            341           .01
Siam City Cement PCL (2)                                                                    4,543,178         10,040           .08
Siam Commercial Bank PCL                                                                    1,109,466            667
Siam Commercial Bank, warrants, expire December 31, 2002 (2)                                  277,366             -            .01
Wattachak 3.50% convertible bond December 6, 2003                                         $6,400,000              -            .00
                                                                                                         ----------    ----------
                                                                                                              81,869           .64
                                                                                                         ----------    ----------
Turkey  - 3.93%
Adana Cimento Sanayii TAS, Class A (4)                                                    302,959,339          5,575
Adana Cimento Sanayii, TAS, Class C                                                       104,042,945            347           .05
Aktas Elektrik Ticaret AS                                                                  37,562,168          9,773           .08
Ege Biracilik ve Malt Sanayii AS                                                          213,359,138         16,587           .13
Erciyas Biracilik ve Malt Sanayii AS (3)                                                  157,412,000         10,489           .08
Eregli Demir ve Celik Fabrikalari TAS(2) (3)                                              370,034,000         15,264           .12
Koc Holding AS                                                                            322,358,538         28,129           .22
Migros Turk TAS (3)                                                                        70,262,162         70,229           .55
Nergis Holding AS                                                                         100,564,000          3,127           .02
Netas, Northern Electric Telekomunikasyon AS (2)                                          177,175,960          3,261           .03
Petrol Ofisi AS                                                                           201,130,437         27,124           .21
Sonera Group Oyj (ADR)(acquired 11/10/98,cost: $332,000) (1)(2)                                 9,400            660           .01
Trakya Cam Sanayii AS (3)                                                                 570,514,574          7,060           .06
Turk Dis Ticaret Bankasi (2)                                                               26,252,000            191
Turkiye Garanti Bankasi AS (2)                                                          2,037,343,977         50,424           .39
Turkiye Is Bankasi AS                                                                   5,262,480,149        136,927          1.07
Turkiye Sise ve Cam Fabrikalari AS  (3)                                                 1,476,729,947         18,275           .14
Yapi ve Kredi Bankasi AS (3)                                                            8,492,877,569         98,363           .77
                                                                                                         ----------    ----------
                                                                                                             501,805          3.93
                                                                                                         ----------    ----------
Ukraine - 0.02%
JKX Oil & Gas PLC (2) (3)                                                                   8,480,233          1,688
JKX Oil & Gas PLC 7.00% convertible bond June 30, 2001
 (acquired 6/6/96, cost: $2,000,000) (1),(3)                                              $2,000,000           1,500           .02

                                                                                                         ----------    ----------
                                                                                                               3,188           .02
                                                                                                         ----------    ----------
Venezuela - 0.16%
Compania Anonima Nacional Telefonos de Venezuela
 CANTV, Class D (ADR)                                                                      1,139,500          20,297           .16
                                                                                                      -------------  ------------

Vietnam - 0.03%
Vietnam Frontier Fund
 (acquired 7/21/94, cost: $2,293,000) (1)(2)                                                  222,610          1,113           .01
Vietnam Investment Fund, preferred, units
 (acquired 8/4/94, cost: $3,206,000) (1)(2)(5)                                                     30          3,206
Vietnam Investment Fund, ordinary, units
 (acquired 8/4/94, cost: less than $1,000) (1)(2)(5)                                                6             -            .02
                                                                                                         ----------    ----------
                                                                                                               4,319           .03
                                                                                                         ----------    ----------


Multinational  - 1.92%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (1) (2) (3)                                  3,250,000            728           .01
Argosy Mining Corp. (2)                                                                       424,462             42           .00
Armada Gold Corp. (2)                                                                       5,315,000            260           .00
Armada Gold Corp. 10.00% convertible bond July 8,2004                                     CAD800,000              36           .00
Asia Pacific Resources International Holdings Ltd. (2)(3)                                   3,024,800          6,215           .05
Billiton PLC                                                                               21,441,500         42,681           .34
Black Swan Gold Mines Ltd. (2)                                                              2,275,000            297           .00
Cie. Financiere pour l'Europe Centrale SA (GDR)(2)                                             82,995            504           .00
Coca-Cola Beverages PLC                                                                     6,480,780         11,395           .09
DiamondWorks Ltd. (2)                                                                       3,966,000            543           .00
Dragon Oil PLC (2)                                                                          4,881,199          1,336           .01
Eurosov Energy PLC (2)                                                                         42,900             20           .00
Freeport-McMoRan Copper & Gold Inc., Class A                                                   91,900            890           .01
Glencar Mining PLC (2)                                                                        519,735            315           .00
Goldbelt Resources Ltd. (2)                                                                   766,372             15           .00
Kimberley Resources Ltd. (2)                                                                  426,221             63           .00
New Asia East Investment Fund Ltd., Class A
 (acquired 5/23/96, cost: $2,936,000) (1) (2) (5)                                             293,600          2,388
New Asia East Investment Fund Ltd., Class B                                                                                    .27
 (acquired 5/23/96, cost: $40,064,000) (1) (2) (5)                                          4,006,400         32,590
New Europe East Investment Fund Ltd., Class B
 (acquired 6/4/93, cost: $34,535,000) (1) (2)                                                     436         42,171           .33
Oliver Gold Corp. (2)                                                                          75,795              6           .00
Panamerican Beverages, Inc., Class A                                                        4,368,800         95,294           .75
Sibir Energy PLC (2)                                                                        7,311,763            546           .00
Sutton Resources Ltd. (2)                                                                   1,689,500          7,162           .06
                                                                                                      -------------   -----------
                                                                                                             245,497          1.92
                                                                                                         ----------    ----------

Miscellaneous  - 1.53%
  Equity securities in initial period of acquisition                                                         195,586          1.53
                                                                                                         ----------    ----------

TOTAL EQUITY SECURITIES (cost: $11,915,857,000)                                                           10,280,185         80.33
                                                                                                         ----------    ----------



                                                                                          Principal
                                                                                              Amount
                                                                                              (000)
BOND & NOTES

Argentina  - 1.90
Republic of Argentina:
 6.1875% March 31, 2005 (4)                                                                 $111,907           94841           .74
 8.75% July 10, 2002                                                                       ARS15,240           12509           .10
 11.00% October 9, 2006                                                                      $23,225           22993           .18
 11.375% January 30, 2017                                                                     19,225           19283           .15
 11.75% February 12, 2007                                                                 ARS36,650            31182           .24
Bonos Del Tesoro 8.75% May 9, 2002                                                            $60,850                          .44
CEI Citicorp Holdings SA, Series B, 11.25% February 14, 2007                              ARS10,575                            .05


                                                                                                         ----------    ----------
                                                                                                              242666          1.90
                                                                                                         ----------    ----------

Brazil - 0.55%
Federal Republic of Brazil:
 Capitalization Bond PIK 8.00% April 15, 2014                                                $49,519         29,711            .23
 Debt Conversion Bonds: 6.1875% April 15, 2012 (4)                                                                             .10
MYDFA Trust:
  6.25% September 15, 2007
   (Acquired 10/2/96, cost: $12,888,000) (1) (4)                                                                               .06
  6.25% September 15, 2007                                                                                                     .02
NMB Series L, 6.625% April 15, 2009 (4)                                                                                        .02
Series EI-L, 6.125% April 15, 2006 (4)                                                                                         .09
Multicanal Participacoes SA, Class B, 12.625% June  18, 2004                                                                   .03
 (acquired 6/10/96, cost: $5,016,000) (1)                                                                ----------    ----------
                                                                                                               70756           .55
                                                                                                         ----------    ----------

Bulgaria  - 0.16%
Republic of Bulgaria:
 Interest Arrears bond 6.565% July 28, 2011 (4)                                                5,050            3421           .03
Front Loaded Interest Reduction Bond,
 Series A, 2.50% July 28, 2012 (4)                                                            29,025           16762           .13
                                                                                                         ----------    ----------
                                                                                                               20183           .16
                                                                                                         ----------    ----------
Ecuador  - 0.02%
Republic of Ecuador Past Due Interest Bond 6.625%
 February 27, 2015 (4)                                                                                          2811           .02
                                                                                                         ----------    ----------
                                                                                                                2811           .02
                                                                                                         ----------    ----------

India - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                                              INR29,929             612           .00
                                                                                                         ----------    ----------
                                                                                                                 612           .00
                                                                                                         ----------    ----------

Indonesia - 0.20%

APP International Finance 11.75% October 1, 2005                                                 2125           1413           .01
Indah Kiat International Finance:
 8.875% November 1, 2000                                                                         1225            845           .01
 10.00% July 1, 2007                                                                            14175           7726           .05
 11.875% June 15, 2002                                                                           4850           3419           .03
 12.50% June 15, 2006                                                                            1050            701           .01
International Finance Co. 10.00% June 1, 2007                                                    1950           1151           .01
Pindo Deli finance Mauritius Ltd.:
 10.25% October 1, 2002                                                                          4845           2713           .02
 10.75% October 1, 2007                                                                         14815           8000           .06
                                                                                                         ----------    ----------
                                                                                                               25968           .20
                                                                                                         ----------    ----------

Mexico  - 1.93%
Banco Nacional de Comercio Exterior, S.N.C.
 7.25% Februaary 2, 2004                                                                       77,700        71,484            .56
Bancomext Trust 11.25% May 30, 2006                                                                                            .05
Grupo Televisa, SA 0%/13.25% May 15, 2008 (6)                                                                                  .02
Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007                                                                      .01
United Mexican States Discount Bonds
 Series A, unit, 6.1156% December 31, 2019 (4)                                                   1,75         1,435            .01
 Series C, 6.201% December 31, 2019 (4)                                                                                        .02
 Series D, 6.6016% December 31, 2019 (4)                                                                                       .05
United Mexican States Government Bonds:
 8.625% March 12, 2008                                                                         14,000        13,118            .10
 9.75% February 6, 2001                                                                                                        .14
 9.875% January 15, 2007                                                                                                       .51
 11.375% September 15, 2016                                                                                                    .14
 11.50% May 15, 2026                                                                                                           .32
                                                                                                         ----------    ----------
                                                                                                              247631          1.93
                                                                                                         ----------    ----------


Panama  - 1.02%
Republic of Panama:
 8.25% April 22, 2008                                                                            7440           6994           .06
 8.875% September 30, 2007                                                                       7970           7531           .06
 Interest Reduction Bonds:
  3.75% July 17, 2014
   (acquired 11/8/95, cost : $8,024,000) (1) (4)                                                13864          10467           .08
  4.00% July 17, 2014 (4)                                                                       41215          31117           .24
 Past Due Interest Bonds:
  6.6875% July 17, 2016 (4)                                                                     93830          70373           .55
  6.6875% July 17, 2016                                                                                                        .00
   (acquired 6/21/96, cost: $3,219,000) (1) (4)                                                  4589           3441           .03
                                                                                                         ----------    ----------
                                                                                                              129923          1.02
                                                                                                         ----------    ----------
Peru  - 0.41%
Republic of Peru:
Front Loaded Interest Reduction Bonds:
 3.25% March 7, 2017 (4)                                                                         3000           1714           .01
 3.25% March 7, 2017 (acquired 8/5/96, cost: $6,489,000) (1) (4)                                11050           6312           .05
Past Due Interest Bonds:
 4.00% July 17, 2017 (4)                                                                        47750          30202           .24
 4.00% July 17, 2017
  (acquired 3/7/97, cost: $15,065,000)(1)(4)                                                    22460          14206           .11
                                                                                                         ----------    ----------
                                                                                                               52434           .41
                                                                                                         ----------    ----------

Philippines  - 0.35%
Republic of Philippines:
 Front Loaded Interest Reduction Bond, Series B, 5.962%
  June 1, 2008 (4)                                                                              14250          11828           .09
  8.75% October 7, 2016                                                                         11500          11396           .09
  8.875% April 15, 2008                                                                         21750          21723           .17
                                                                                                         ----------    ----------
                                                                                                               44947           .35
                                                                                                         ----------    ----------
Poland  - 0.23%
Republic of Poland Past Due Interest Bond 4.00%
 October 27, 2014(4)                                                                            29000          27188           .21
Poland Government Bond 14.00% February 12, 2000                                             PLN6,100            1766           .02
                                                                                                         ----------    ----------
                                                                                                               28954           .23
                                                                                                         ----------    ----------


Russian Federation  - 0.01%
Russia 12.75% June 24, 2028
 (acquired 6/18/98, cost: $896,000) (1)                                                         $910             291           .00
Russia 5.969% December 15, 2015
 (acquired 3/7/97, cost: less than $1,000)(1)(4)                                                    1              0           .00
Russia Principal Loan 5.97% December 15, 2020 (4)                                               10784            701           .01
                                                                                                         ----------    ----------
                                                                                                                 992           .01

South Africa  - 0.08%
Republic of South Africa 13.00% August 31, 2010                                            ZAR70,000           10078           .08


South Korea  - 0.03%
Korea Development Bank:
 6.50% November 15, 2002                                                                          700            635
 6.625% November 21, 2003                                                                        3000           2682           .02
 6.75% December 1, 2005                                                                           200            175           .00
 7.375% September 17, 2004                                                                        700            639           .01
                                                                                                         ----------    ----------
                                                                                                                4131           .03

Thailand  - 0.01%
Advance Agro PCL 13.00% Senior Unsecured Notes
 November 15, 2007 (acquired 11/19/97,cost: $1,133,000) (1)                                   $1,250            1038           .01
                                                                                                         ----------    ----------
                                                                                                                1038           .01
                                                                                                         ----------    ----------
Venezuela  - 0.69%
Republic of Venezuela:
 Front Loaded Interest Reduction Bonds:
  Series A Eurobond 6.125% March 31, 2007 (4)                                                    9512           6040           .05
  Series B Eurobond 6.125% March 31, 2007 (4)                                                    8905           5655           .04
 Debt Conversion Bonds:
  5.9375%  December 18, 2007 (4)                                                                90428          57874           .45
  9.25% September 15, 2027                                                                      31275          18921           .15
                                                                                                         ----------    ----------
                                                                                                               88490           .69
                                                                                                         ----------    ----------


                                                                                                         ----------    ----------
TOTAL BONDS AND NOTES (cost: $ 1,041,807,000)                                                                971,614          7.59
                                                                                                         ----------    ----------

                                                                                                                       ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 8.20%

Abbey National North America 5.27% due 1/13/99                                                 40,000         39,925           .31
American Honda Finance Corp. 5.23%-5.36% due 1/21-1/29/99                                      31,057         30,941           .24
Arco British Ltd. 5.15%-5.16% due 2/9-2/24/99                                                  40,000         39,717           .31
Barclays US Fund Corp. 5.10% due 2/18/99                                                       17,400         17,279           .14
Bayer Corp. 5.16%-5.23% due 1/4-1/12/99                                                        32,500         32,459           .25
BMW US Capital Corp. 5.20% due 1/22/99                                                         32,600         32,497           .25
British Gas Capital Inc. 5.29%-5.30% due 1/4-1/11/99                                           52,800         52,714           .41
Canada Bills 5.13% due 2/11/99                                                                 50,000         49,708           .39
Daimler-Benz North America Corp. 5.12% due 3/16-3/19/99                                        56,100         55,522           .43
Diageo Capital PLC 5.00%-5.30% due 1/19-3/9/99                                                 83,400         82,785           .64
Dresdner US Finance Inc. 5.26% due 1/6/99                                                      10,700         10,690           .08
Electricite de France 5.20% due 2/16/99                                                         1,700          1,689           .01
Export Development Corp. 4.94%-5.30% due 1/7-2/9/99                                            45,000         44,933           .35
France Telecom, SA 5.10%-5.15% due 2/11-3/9/99                                                 22,650         22,475           .18
Glaxo Wellcome PLC 5.15%-5.24% due 1/25-2/25/99                                                74,000         73,698           .58
Halifax PLC 5.09%-5.53% due 1/28-2/8/99                                                        75,700         75,340           .59
International Lease Finance Corp. 5.16% due 1/28/99                                            20,000         19,920           .16
National Australia Funding (Delaware) Inc. 5.13%-5.28% due 1/5-2/2/99                          57,200         57,086           .45
Repsol International Finance BV 5.15% due 1/26-2/1/99                                          87,700         87,297           .68
Rio Tinto America Inc. 5.06%-5.32% due 2/3-3/5/99                                              40,800         40,501           .32
Shell Finance (U.K.) PLC 5.14%-5.19% due 2/2-2/4/99                                            48,700         48,467           .38
SmithKline Beecham Corp. 5.11% due 1/20/99                                                     20,000         19,944           .16
Toyota Motor Corp.  5.21%-5.27% due 1/13-1/21/99                                               60,000         59,856           .47
Xerox Capital (Europe) PLC  5.07%-5.32% due 1/14-3/4/99                                        54,500         54,079           .42

                                                                                                         ----------    ----------
                                                                                                           1,049,522          8.20
                                                                                                         ----------    ----------

Federal Agency Discount Notes  - 1.25%

Fannie Mae 5.00%-5.12% due 1/4-2/4/99                                                          57,200         57,060           .45
Federal Home Loan Banks Discount Corp. 5.09%-5.18% due 2/5-2/12/99                             36,750         36,552           .29
Freddie Mac 4.76%-5.30% due 1/15-2/12/99                                                       67,200         66,874           .51
                                                                                                         ----------    ----------
                                                                                                             160,486          1.25
                                                                                                         ----------    ----------



Non-U.S. Government-Short Term Obligations  - 2.72%
Mexican Cetes Treasury Bills due 3/11-8/5/99                                               MXN38,736          35,481           .28
Polish Government Treasury Bills due 1/6-3/31/99                                          PLN389,430         109,270           .85
Turkey Government Bonds, Series CPI, 30.00% due 8/18-9/29/99                            TRL3,803,160          14,320           .11
Turkey Government Teasury Bills due 3/17-5/5/99                                        TRL78,786,650         188,797          1.48
                                                                                                         ----------    ----------
                                                                                                             347,868          2.72
                                                                                                         ----------    ----------

Non-U.S. Currency  - 0.07%
Chilean Peso                                                                               CHP23,138              49           .00
Malaysian Ringgit                                                                           MYR1,623             298           .00
Taiwanese Dollar                                                                          TWD278,256           8,650           .07
                                                                                                         ----------    ----------
                                                                                                               8,997           .07
                                                                                                         ----------    ----------


TOTAL SHORT-TERM SECURITIES (cost:$1,570,090,000)                                                          1,566,873         12.24





TOTAL INVESTMENT SECURITIES (cost: $14,527,754,000)                                                         12818672        100.16

Net unrealized depreciation on foreign currency contracts (7)                                                 -62402          -.49
Excess of cash and receivables over liabilities
 (excludes open foreign currency contracts)                                                                    41511           .33
                                                                                                         ----------    ----------
NET ASSETS                                                                                              $12,797,781         100.00
                                                                                                         ==========    ==========



NET ASSETS including Forward Contracts

(1) Purchased in a private placement transaction;
resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1998, the total market value and cost of such securities was $379,492,000 and $452,768,000,
 respectively, and the market value represented
 2.97% of net assets. Such securities, excluding certain convertible bonds and American
Depositary Receipts, are valued at fair value.
(2) Non-income producing securities.
(3) The fund owns 5% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
(4) Coupon rate may change periodically.
(5) Includes an unfunded capital commitment representing a binding commitment made by the fund, which may be paid in the future.
(6) Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.
(7) As of December 31,1998, the net payable consists of the following:


                                              Contract                       U.S.
                                                Amount                  Valuation        at 12/31/98
                                           -----------   -----------  -----------
                                                                                          Unrealized
                                                                                        Appreciation
                                              Non-U.S.          U.S.       Amount     (Depreciation)
                                                 (000)         (000)        (000)              (000)
-------------------------------            -----------   -----------  -----------        -----------
Sales:
Brazilian Reales
 expiring 2/24/99 - 11/3/99                 BRL979,648      $651,400     $689,625           ($38,225)
French Francs
 expiring 1/13/99 - 3/17/99                  FRF25,787          4,331        4,620              (289)
German Deutsche Marks
 expiring 1/13/99 - 3/17/99                  DEM53,090         29,899       31,903            (2,004)
Mexican Pesos
 expiring 3/11/99                           MXN139,617         11,351       13,362            (2,011)
South African Rands
 expiring 1/20/99 - 10/25/99              ZAR1,560,223        234,239      244,093            (9,854)
Taiwanese Dollars
 expiring 9/1/99                          TWD2,119,689         57,915       65,520            (7,605)
Thai Bahts
 expiring 11/4/99                           THB110,063          2,885        2,954               (69)
Venezuelan Bolivares
 expiring 1/13/99                             VEB5,540          8,780        9,717              (937)
                                                                                   -----------------
                                                                                             (60,994)
Purchase:
Brazilian Reales
 expiring 3/1/99*                           BRL125,488       101,200       99,792             (1,408)
                                                                                   -----------------
Foreign currency contracts - net                                                             (62,402)

*The fund entered into a forward
purchase contract to partially close
 existing forward sales contracts.

SYMBOLS
SECURITIES
ADR - American Depositary Receipts
ADS - American Depositary Shares
GDR - Depositary Receipts
GDS - Global Depositary Shares



NON - US CURRENCY

ARS - Argentine Peso                      INR - Indian Rupee          TRL - Turkish Lira
BRL - Brazilian Real                      MXN - Mexican Peso          TWD - Taiwan Dollar
CAD - Canadian Dollar                     MYR - Malaysian Dollar      VEB - Venuzuelan Bolivar
CHP - Chilean Peso                        PHP - Philippine Peso       ZAR - South African Rand
DEM - German Deutsche Mark                PLN - Polish Zloty
FRF - French Franc                        THB - Thai Baht

See Notes to Financial Statements

EQUITY SECURITIES ADDED TO THE PORTFOLIO           EQUITY SECURITIES ELIMINATED FROM
SINCE JUNE 30,1998                                 THE PORTFOLIO SINCE JUNE 30, 1998


Amway (Malaysia) Holdings                          PT Aneka Tambang
Banco Continental                                  Banco Santander-Chile
Black Swan Gold Mines                              Bangkok Bank
Cadbury India                                      Bank of Ayudhya
Carrier Aircon                                     Bharat Forge
CEI Citicorp Holdings                              Bombay Dyeing and Manufacturing
CESKE RADIOKOMUNIKACE                              Centrais Eletricas de Santa Catarina - CELESC
China Telecom (Hong Kong)                          CESP-Cia. Energetica de Sao Paulo
Coca-Cola Beverages                                Empresa Paulista de Transmisao de Energia Eletrica - EPTE
Credit Rating Information Services of India        Genting International
Digital Equipment (India)                          Grupo Casa Autrey
Edaran Otomobil Nasional                           Laboratorio Chile
Embratel Participacoes                             PT Lautan Luas
Euroserv Energy                                    LG Securities
Globo Cabo                                         PT Lippo Bank
Goldbelt Resources                                 Lite-0n Technology
Infosys Technologies                               Lojas Americanas
Kenya Commercial Bank                              Marchmont Gold
Kimberley Resources                                PT Mayora Indah
LML                                                Multicanal Participacoes
Lukinter Finance                                   New World Infrastructure
Mezogep                                            Petron
REAL Concorcio Participacoes                       Philippine National Bank
REAL Holdings Participacoes                        PT PP London Sumatra Indonesia
REALPAR Participacoes                              Quilmes Industrial
Road Builder (M) Holdings                          PT Ramayana Lestari Sentosa
Sechaba Breweries                                  Samsung Fire & Marine Insurance
Siam City Cement                                   Shinhan Bank
Sibir Energy                                       Siliconware Precision Industries
Sonera Group                                       Star Cruises
South African Private Equity Fund III              Sundaram Finance
Tan Chong Motor Holdings                           Swedish Motors
Tele Celular Sul Participacoes                     PT Tambang Timah (Persero)
Tele Centro Oeste Celular Participacoes            Technology Resources Industries
Tele Centro Sul Participacoes                      Thai Farmers Bank
Telekomunikacje Polska                             Thai Glass Industries
Tele Leste Celular Participacoes                   Tian An China Investments
Telemig Celular Participacoes                      Tingyi (Cayman Islands) Holding
Tele Nordeste Celular Participacoes                Ton Yi Industrial
Tele Norte Celular Participacoes                   Zhejiang Expressway
Tele Norte Leste Participacoes
Telesp Celular Participacoes
Telesp Participacoes
Tele Sudeste Celular Participacoes
Turk Dis Ticaret Bankasi
United Bank for Africa

Emerging Markets Growth Fund
Financial Statements

Statement of Assets and Liabilities                          (dollars in        thousands)
at December 31, 1998                                                           (Unaudited)

Assets:
 Investment securities at market
  (cost: $14,527,754)                                                          $12,818,672
 Cash                                                                               16,154
 Non-U.S. taxes receivable                                                              95
 Receivables for--
  Sales of investments                                           $49,902
  Sales of fund's shares                                           3,137
  Dividends and accrued interest                                  70,216           123,255
                                                        ----------------  ----------------
                                                                                12,958,176
                                                                          ----------------
Liabilities:
 Payables for--
  Purchases of investments                                        24,455
  Unfunded capital commitments                                    63,486
  Open forward currency contracts                                 62,402
  Management services                                              6,736
  Accrued expenses                                                 3,316           160,395
                                                        ----------------  ----------------
Net Assets at December 31, 1998 --
 Equivalent to $40.55 per share on
 315,590,376 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 400,000,000 shares)                                          $12,797,781
                                                                            ==============

Statement of Operations
for the Six Months Ended December 31, 1998                   (dollars in        thousands)
                                                                               (Unaudited)
Investment Income:
 Income:
  Dividends                                                      $98,290
  Interest                                                       121,508          $219,798
                                                        ----------------
 Expenses:
  Management services fee                                         37,678
  Custodian fee                                                    5,716
  Registration statement and prospectus                              729
  Auditing and legal fees                                            332
  Taxes other than federal income tax                                  1
  Directors' fees                                                     77
  Other expenses                                                     516            45,049
                                                        ----------------  ----------------
 Income before non-U.S. taxes                                                      174,749
 Non-U.S. taxes                                                                          2
                                                                          ----------------
 Net investment income                                                             174,747
                                                                          ----------------
Realized Loss and Unrealized
 Depreciation on Investments:
 Realized loss before non-U.S. taxes                            (700,108)
 Non-U.S. taxes                                                        1
                                                        ----------------
  Net realized loss                                                               (700,107)
 Net change in unrealized depreciation
  on investments                                                (963,121)
 Net change in unrealized depreciation
  on open forward currency contracts                             (58,607)
                                                        ----------------
  Net unrealized depreciation                                                   (1,021,728)
                                                        ----------------  ----------------
 Net realized loss and unrealized
  depreciation on investments                                                   (1,721,835)
                                                                          ----------------
Net Decrease in Net Assets Resulting
 from Operations                                                               ($1,547,088)
                                                                            ==============

Statement of Changes in Net Assets
                                                            (dollars in         thousands)


                                                        Six Months Ended        Year Ended
                                                             December 31           June 30
                                                                   1998*              1998
                                                        ----------------  ----------------
Operations:
 Net investment income                                          $174,747          $350,719
 Net realized loss on investments                               (700,107)          (45,790)
 Net unrealized depreciation
  on investments and open foreign currency
  contracts                                                   (1,021,728)       (4,643,969)
                                                        ----------------  ----------------
  Net decrease in net assets
   resulting from operations                                  (1,547,088)       (4,339,040)
                                                        ----------------  ----------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                                    -          (545,105)
 Distributions from net realized
  gain on investments                                                  -          (722,874)
                                                        ----------------  ----------------
  Total dividends and
   distributions                                                       -        (1,267,979)
                                                        ----------------  ----------------
Capital Share Transactions:
 Proceeds from shares sold:
  47,095,875 and 52,680,219 shares, respectively               1,980,554         3,164,945
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  24,142,868 shares                                                    -         1,222,745
                                                        ----------------  ----------------
  Net increase in net assets
   resulting from capital share
   transactions                                                1,980,554         4,387,690
                                                        ----------------  ----------------
Total Increase (Decrease) in Net Assets                          433,466        (1,219,329)

Net Assets:
 Beginning of period                                          12,364,315        13,583,644
                                                        ----------------  ----------------
 End of period (including excess distributions
  over net investment income: $95,872 and
  $270,619, respectively)                                    $12,797,781       $12,364,315
                                                             ===========       ===========

*Unaudited

See Notes to Financial Statements

Emerging Markets Growth Fund
Notes to Financial Statements

                                           (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service,when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.

Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. NON-U.S. INVESTMENT RISK

Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

NON-U.S. TAXATION - Dividend income, interest income and realized gain of the fund derived in certain countries may be subject to certain non-U.S. taxes at rates ranging from approximately 10% to 36%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

3. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $1,698,371,000, of which $1,282,989,000 related to appreciated securities and $2,981,360,000 related to depreciated securities. During the six months ended December 31, 1998, the fund realized, on a tax basis, a net capital loss of $562,461,000 on securities transactions. During the same period the fund recognized, for federal income tax purposes, ordinary net losses $317,793,000 relating to non-U.S. currency transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $14,538,465,000 at December 31, 1998.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $37,678,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $31,000. These amounts are included with accrued expenses.

5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $3,078,545,000 and $1,190,332,000, respectively, during the six months ended December 31, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $5,716,000 includes $130,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended December 31, 1998, such non-U.S. taxes were $7,815,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity securities and bonds, on a book basis, were $22,558,000 for the six months ended December 31, 1998.

Per-Share Data and Ratios
                                          Six Months                  Year     Ended June   30
                                               Ended
                                      12/31/1998 (1)        1998       1997     1996       1995      1994


Net Asset Value, Beginning of
 Period                                        $46.05     $70.87     $57.57    $52.36    $58.75    $44.95
                                            --------   --------   --------  --------  --------  --------
 Income from Investment
  Operations:
  Net investment income                         0.70       1.56       1.61      1.30      0.87      0.53
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                       (6.20)    (20.69)     14.51      6.49      (.79)    15.29
  Non-U.S. taxes                                   -       0.05       (.01)     (.01)     (.03)     (.39)
                                            --------   --------   --------  --------  --------  --------
   Total income from
    investment operations                      (5.50)    (19.08)     16.11      7.78      0.05     15.43
                                            --------   --------   --------  --------  --------  --------
 Less Distributions:
  Dividends from net
   investment income                               -      (2.36)     (1.79)    (1.30)     (.63)     (.49)
  Distributions from net
   realized gains                                  -      (3.38)     (1.02)    (1.27)    (5.81)    (1.14)
                                            --------   --------   --------  --------  --------  --------
   Total distributions                             -      (5.74)     (2.81)    (2.57)    (6.44)    (1.63)
                                            --------   --------   --------  --------  --------  --------
Net Asset Value, End of Period                 $40.55     $46.05     $70.87    $57.57    $52.36    $58.75
                                             =======    =======    =======   =======   =======   =======
Total Return                             (11.94) (2)    (27.56)%    29.17%    15.49%   (1.22)%    34.33%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                            $12,798.00 $12,364.00 $13,584.00 $8,451.00 $5,572.00 $4,170.00
 Ratio of expenses to average
  net assets                                .37% (2)        .76%       .78%    .84%        .91%   1.00%
 Ratio of expenses and non-U.S.
  taxes to average net assets               .37% (2)        .80%       .78%    .85%        .94%   1.04%
 Ratio of net income to average
  net assets                               1.36% (2)       2.58%      2.74%    2.54%      1.70%    .91%
 Portfolio turnover rate                  10.97% (2)      23.41%     23.75%   17.78%     23.75%    18.13%

(1) Unaudited
(2) Based on operations for
the period shown and, accordingly,
not representative of a full
year's operations.



                           PART C:

OTHER INFORMATION

  ITEM 23. EXHIBITS

 (a) Amended and Restated Articles of Incorporation of Emerging Markets Growth Fund, Inc.*
 (b) Amended By-Laws of Emerging Markets Growth Fund, Inc.*
 (c)  Amended Specimen Certificate of Common Stock. *
  (d)  Investment Advisory and Service Agreement.*
 (e)  Not Applicable.
 (f)  Directors' Deferred Compensation Plan*
 (g)  (1) Form of Custody Agreement*
  (2) Form of Sub-Custody Agreement*
 (h)  Form of Transfer Agent Agreement*
 (i)  Opinion and Consent of Counsel *
 (j)  (1) Consent of Independent Public Accountants
  (2) Power of Attorney
 (k)  Not Applicable.
 (l)  Not Applicable.
 (m)  Not Applicable.
 (n)  Financial Data Schedule.*
 (o)  Not Applicable.
 (p)  Not Applicable.
 (q)  Not Applicable.

  ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   None.

* Previously filed.  Please see SEC File No. 811-4692.

  ITEM 25. INDEMNIFICATION

   Section 2-418 of the General Corporation Law of the State of Maryland, the State in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorneys' fees, judgments, fines, and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

   Article 6 of the Registrant's By-Laws provides:

 (a) Each director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent and in the manner provided by Maryland law and the Investment Company Act of 1940 (if applicable), as they may be amended. Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director or officer in connection with any proceeding. However, if the proceeding was one by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Corporation.

  In the event of a settlement, the indemnification shall be made only upon approval by the court having jurisdiction or upon determination by the Board of Directors that such settlement was or, if still to be made, is in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely as to all questions of law on the advice of general counsel of the Corporation, if such counsel is not involved therein or, if involved, then on the advice of independent counsel. The right of indemnification hereby provided shall be in addition to any other rights to which any director or officer may be entitled.

 (b) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation or who, while a director or officer of the corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, or another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided, that no insurance may be purchased which would indemnify any director or officer of the Corporation against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS AND THEIR OFFICERS AND DIRECTORS.

    For information relating to the investment adviser's officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Capital International, Inc.

  ITEM 27. PRINCIPAL UNDERWRITERS

    Not Applicable.

 ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

   Accounts, books and other records required by Rule 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant and its investment adviser, Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384. Certain accounting records are maintained and kept in the offices of EMGF's accounting department, 135 South State College Boulevard, Brea, California 92821-5804.

   Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821-5804.

   Records covering portfolio transactions are maintained and kept by the Custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

  ITEM 29.  MANAGEMENT SERVICES

    Not Applicable.

  ITEM 30. UNDERTAKINGS

    Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 24th day of March, 1999.

EMERGING MARKETS GROWTH FUND, INC.
By: /s/ Roberta A. Conroy
Roberta A. Conroy
Senior Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below March 24, 1999 by the following persons in the capacities indicated.

Signature                      Title

(1)  Principal Executive Officer:
/s/ Nancy Englander            President
Nancy Englander

(2)  Principal Financial Officer and
Principal Accounting Officer:

/s/ Michael A. Felix           Vice President
Michael A. Felix               and Treasurer

(3) Directors:
Robert E. Angelica*            Director
Nancy Englander*               Director
David I. Fisher*               Director
Khalil Foulathi*               Director
Beverly L. Hamilton*           Director
Raymond Kanner*                Director
Marinus W. Keijzer*            Director
Hugh G. Lynch*                 Director
Helmut Mader*                  Director
John G. McDonald*              Director
William Robinson*              Director
Patricia A. Small*             Director
Walter P. Stern*               Director
Shaw B. Wagener*               Director

*By: /s/ Roberta A. Conroy
Roberta A. Conroy, Attorney-in-Fact


                               POWER OF ATTORNEY

  I, Beverly L. Hamilton, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 11th day of March, 1999.
        /s/ Beverly L. Hamilton
        Director:

  I, Robert E. Angelica, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Robert E. Angelica
        Director:

  I, Nancy Englander, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/  Nancy Englander
        Director:

  I, David I. Fisher, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ David I. Fisher
        Director:

  I, Khalil Foulathi, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Khalil Foulathi
        Director:

  I, Raymond Kanner, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Raymond Kanner
        Director:

  I, Marinus W. Keijzer, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Marinus W. Keijzer
        Director:

  I, Hugh G. Lynch, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/  Hugh G. Lynch
        Director:

  I, Helmut Mader, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Helmut Mader
        Director:

  I, John G. MacDonald, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ John G. MacDonald
        Director:

  I, William Robinson, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ William Robinson
        Director:

  I, Patricia A. Small, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Patricia A. Small
        Director:

  I, Walter P. Stern, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/  Walter P. Stern
        Director:

  I, Shaw B. Wagener, the undersigned director of the Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Nancy Englander, Shaw B. Wagener, Roberta A. Conroy, and Peter C. Kelly, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as a director of said Corporation to the Registration Statement on Form N-1A of the Emerging Markets Growth Fund, Inc. under the Securities Act of 1933 as amended, and under the Investment Act of 1940 as amended, and any and all amendments thereto, including post-effective amendments, and to any and all registrations, reports, applications or renewal of applications required by any State in the United States of America in which said Corporation is to sell shares, and (2) to deliver said Registration Statement and any and all such amendments to said Registration Statement, so signed, for filing with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

  EXECUTED at Los Angeles, California, this 23rd day of February, 1999.
        /s/ Shaw B. Wagener
        Director: